UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-03904_

Value Line Tax Exempt Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square,21st Floor, New York, N.Y. 10036-6524

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2017

Date of reporting period: December 31, 2017

Item I. Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 12/31/17 is included with this Form.

Annual Report
December 31, 2017

Value Line Core Bond Fund
(VAGIX)
The Value Line Tax Exempt Fund, Inc.
(VLHYX)

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds
(obtainable from the Distributor).
#00206802

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this annual report for Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended December 31, 2017.
During the annual period, the taxable and tax-exempt fixed income markets generated solid positive absolute returns. On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a Schedule of Investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2017, especially given the newsworthy events of the annual period. With meaningful trends and some surprising shifts during 2017 in several drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
Overall, the annual period was one of improving economic growth and low inflation both in the U.S. and globally.
For the first quarter of 2017, U.S. Gross Domestic Product (GDP) growth registered 1.2% but picked up meaningfully in the second and third calendar quarters, averaging 3.2%. Economists are expecting U.S. GDP growth in the fourth quarter of 2017 to be close to 3.0%. During the annual period, the labor market remained healthy. The U.S. unemployment rate declined from 4.7% to 4.1%, a 17-year low. This brought employment gains for 2017 to 2.1 million, the seventh straight year of gains exceeding two million. Nonfarm payroll gains averaged 171,000 for the annual period, robust but slightly less than the 186,000 per month on average in 2016. Despite this strength, the average hourly earnings growth rate did not increase, averaging 2.5%, below the peak of previous economic expansions. Manufacturing was a source of strength to the U.S. economy, with the December 2017 Purchasing Managers Index registering 59.7, close to the highest point of the calendar year, with such readings not seen since 2011. Further, fourth quarter 2017 holiday spending was impressive, with retail sales increasing 5.5%, the best holiday season since 2010. Even with all of this economic improvement, inflation remained tame and below expectations of the Federal Reserve (the Fed). The most important indicator of inflation, which the Fed closely follows, the Personal Consumption Expenditure Index, averaged a low 1.5% for the annual period.
Despite disappointing wage growth and the inflation rate being well below its target rate of 2.0%, the Fed increased interest rates because its members believe the low inflation rate to be temporary. Indeed, the Fed tightened monetary policy, raising the targeted federal funds rate three times during the annual period—in March, June and December 2017 — by 25 basis points each, bringing it to a range of 1.25% to 1.50% by the end of the annual period. (A basis point is 1/100th of a percentage point.) At the end of December 2017, the Fed expected continuing strong job growth and a low level of unemployment to eventually put pressure on wages and push up the inflation rate. Should this not occur, the Fed may question its tightening regime, as sub-par inflation could keep wages low and portend some economic weakness. The Fed indicated at its December 2017 meeting that it anticipates three interest rate hikes in 2018. Additionally, the Fed embarked during the fourth calendar quarter on a program reducing the emergency quantitative easing policy put in place to help the economy recover from the 2008 meltdown. This “normalization” of the Fed’s balance sheet will create even more restrictive monetary conditions. The Fed’s tightening monetary policy pushed up the rates of short-term fixed income securities significantly, with the yield on the two-year U.S. Treasury note increasing from 1.19% to end 2017 at 1.89%. Longer-term fixed income securities fared better since they have greater sensitivity to inflation. The yield on the 10-year U.S. Treasury note declined from 2.45% to 2.40% during the annual period, with longer-term investors purchasing bonds spurred by lower than expected inflation.
The U.S. dollar declined approximately 10% on average against major world currencies during the annual period, as measured by the U.S. Dollar Index (“DXY”)1, despite higher interest rates. The U.S. dollar’s weakness reflected broader economic expansion, repatriation of corporate profits abroad encouraged by the new tax bill, and reduced trade tensions.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index2, posted a return of 3.54% during the annual period. Less accommodative central bank policy both domestically and globally put pressure on shorter-term interest rates, while longer-term rates declined due to lower than expected inflation. This caused a flattening of the yield curve. (A flattening yield curve is one in which the differential in yields of securities with various maturities narrows.) Interest rates on maturities of five years or less rose during the annual period, while interest rates on maturities of beyond 10 years and longer declined.
More specifically, the yield on the three-month U.S. Treasury bill rose approximately 77 basis points, the yield on the two-year U.S. Treasury note increased approximately 70 basis points, and the yield on the five-year U.S. Treasury note rose approximately 27 basis points. The yield on the bellwether 10-year U.S. Treasury note decreased approximately 5 basis points, and the yield on the 30-year U.S. Treasury bond declined approximately 32 basis points during the annual period.

3

President’s Letter (unaudited) (continued)

Corporate bonds, both investment grade and high yield, benefited during the annual period from investors’ preference for riskier assets. Consequently, higher rated bonds tended to lag lower rated bonds, and high yield corporate bonds posted the strongest fixed income returns for the 12 months ended December 31, 2017. Longer maturity bonds bested bonds with shorter maturities, as bonds with shorter maturities proved most vulnerable to the Fed’s interest rate hikes. Corporate bond supply was not robust enough to meet strong demand, leading to the tightening of most corporate bond subsectors. However, energy-related bond spreads, or yield differentials to U.S. Treasuries, were choppier, reflecting some volatility in energy prices. Still, market volatility overall was relatively low in the bond market, with bonds trading in a relatively tight range. U.S. Treasuries were weak performers against this backdrop of spread tightening for risk assets.
The tax-exempt fixed income market, as measured by the Bloomberg Barclays Municipal Bond Index3, outpaced the broad taxable fixed income market during the annual period with a return of 5.45%. Volatility overall was relatively low with tax-exempt bonds trading in a rather tight range. As in the taxable fixed income market, the municipal bond yield curve flattened, as shorter-term interest rates rose tied to heightened Fed and other global central bank activity and longer-term interest rates fell due to lower than expected inflation. Also similar to the taxable fixed income market, investors in the tax-exempt fixed income market favored risk assets given the still relatively low level of interest rates across the yield curve, or spectrum of maturities. Consequently, within the municipal bond market, too, higher rated bonds tended to lag lower rated bonds. States with the weakest bond ratings, such as Illinois and New Jersey, had the strongest returns amongst the states, significantly outperforming the Bloomberg Barclays Municipal Bond Index. Another key factor supporting the asset class was supply and demand. When it became clear there would be successful passage of a tax reform bill, the tax-exempt fixed income market saw a large increase in new issuance at the end of the calendar year, as issuers sought to avoid issuing bonds after the implementation of the tax law. Demand, however, remained high, and new issuance was met with strong investor interest. From a fundamentals perspective, defaults remained low, as credit parameters improved for many states and localities. A notable exception, not surprisingly, was Puerto Rico, which continued to suffer in the face of the devastation from Hurricane Maria. The tax-exempt fixed income market was further boosted during the annual period by macroeconomic factors. For example, dipping unemployment reduced governmental funding for unemployment benefits. Additionally, as greater numbers re-entered the work force, states and municipalities saw greater inflows from payments of higher income and other taxes.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 65 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling toll-free 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.

The U.S. Dollar Index (DXY) is a measure of the value of the U.S. dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners’ currencies.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

The Bloomberg Barclays Municipal Bond Index is a total-return performance benchmark for the long-term investment grade tax-exempt bond market. The returns for the index do not reflect charges, expense or taxes. It is not possible to directly invest in this index.

VALUE LINE CORE BOND FUND

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
The Fund invests primarily in a diversified portfolio of primarily investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities. Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities. The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.
Manager Discussion of Fund Performance
Below, Value Line Core Bond Fund’s portfolio managers Liane Rosenberg and Jeffrey D. Geffen discuss the Fund’s performance and positioning for the 12 months ended December 31, 2017.
How did the Fund perform during the annual period?
The Fund generated a total return of 3.47% during the 12 months ended December 31, 2017. This compares to the 3.54% return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same annual period.
What key factors were responsible for the Fund’s performance relative to its benchmark during the 12-month reporting period?
The Fund closely tracked its benchmark, as the positive contribution made by sector allocation decisions overall was offset by the detracting effect of a bias toward higher quality issues and yield curve positioning during the annual period.
Which fixed income market sectors most significantly affected Fund performance?
An overweighted allocation relative to the Bloomberg Barclays Index in corporate bonds and a corresponding underweighted allocation to U.S. Treasuries added value. Corporate bonds outperformed lower risk securities given the “risk on” environment that dominated during the annual period. Within the corporate bond sector, having exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index, proved beneficial, as this sector posted strong total returns that significantly outpaced the Bloomberg Barclays Index during the annual period. Among investment grade corporate bonds, issue selection within the energy industry proved beneficial, especially a focus on bonds with long maturity dates. The Fund also enjoyed strong returns from long-dated corporate bonds in other industries, including a bond issued by Citibank and from a taxable municipal bond issued by NYU Hospitals.
Conversely, while having exposure to the high yield corporate bond sector overall proved prudent, its positive contribution would have been even greater were it not for the Fund’s emphasis on higher quality issues. More specifically, within the high yield corporate bond sector, the Fund had an emphasis on higher quality BB-rated issues and held no CCC-rated issues. However, during the annual period, lower quality CCC-rated issues significantly outperformed BB-rated debt. Further, from an issue selection perspective, retail holdings within the investment grade corporate bond sector — Nordstrom, L Brands and Kroger — detracted.
What was the Fund’s duration strategy?
Duration positioning in the Fund had a rather neutral effect on its performance relative to the Bloomberg Barclays Index during the annual period. We kept the Fund’s duration approximately 0.25 years shorter than that of the Bloomberg Barclays Index in anticipation of higher interest rates. While interest rates did rise, the Fund’s modest deviation in duration from that of the Bloomberg Barclays Index resulted in a rather neutral impact. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Yield curve positioning detracted slightly from the Fund’s performance during the annual period. The Fund was modestly underweight the long-term end of the yield curve, or spectrum of maturities, during the annual period. This dampened relative results, as this segment of the yield curve, i.e. securities with maturities of 10 years or more, was the strongest segment during the annual period.

VALUE LINE CORE BOND FUND

How did the Fund use derivatives and similar instruments during the reporting period?
For the annual period as a whole, the implementation of the futures trading program, utilized only in the first quarter of 2017, was neutral to the Fund’s performance. We used a basket of 10-year government bond futures from the U.S., U.K., Germany and Japan in an effort to provide greater flexibility and liquidity in taking positions on market direction rather than owning the underlying instruments, i.e., the 10-year government bonds, themselves. The purpose of utilizing these futures contracts is to enhance the Fund’s total return through liquid, low cost instruments.
Were there any notable changes in the Fund’s weightings during the annual period?
We increased the Fund’s exposure to investment grade and high yield corporate bonds and reduced its allocation to U.S. Treasuries during the annual period, as we believed that spread product, or non-U.S. Treasury sectors, would continue to perform well amidst still-low levels of interest rates. Also, we believed we would see heightened U.S. inflation due to job growth and likely wage inflation and accordingly reduced the Fund’s exposure to the long-term end of the U.S. Treasury yield curve. The increased exposure to risk assets proved beneficial; the reduction to the long-term end of the yield curve did not.
While turnover within the Fund’s portfolio was modest during the annual period, we did add several new sovereign debt issues based on improving fundamentals. These included credits issued by the governments of Peru, Panama and Indonesia. Each of these holdings were positive performers for the Fund during the annual period. We significantly reduced the Fund’s retail exposure within the investment grade corporate bond sector, albeit, in hindsight, not soon enough.
How was the Fund positioned relative to its benchmark index at the end of December 2017?
At the end of December 2017, the Fund remained overweight relative to the Bloomberg Barclays Index in spread sectors. The Fund was overweight the investment grade corporate bond sector and maintained exposure to the high yield corporate bond sector. The Fund was also overweight taxable municipal bonds. The Fund remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries and agency securities given our focus on enhancing investment income and rather neutrally weighted to the Bloomberg Barclays Index in securitized products, including asset-backed securities and mortgage-backed securities.
What is your tactical view and strategy for the months ahead?
At the end of December 2017, we believed central bank influence, including that of the Fed, would continue to be significant, with most central banks around the globe moving to a less accommodative monetary policy stance. As such, we expect interest rates to have an upward bias globally in the months ahead. Given the Fed’s and other central bankers’ increasingly hawkish stance and our view that U.S. Treasuries will likely continue to lag spread sectors as a result, we intend to maintain the Fund’s focus on corporate bonds for the months ahead. In our opinion, corporate bonds are also attractive going forward from a technical viewpoint, as new issuance is expected to decline based on the corporate tax cuts taking effect in 2018.
Clearly, any change in Fed policy or that of other central bankers could have a profound effect, since its policies are what has been driving the fixed income market. Further, if there is a material change in the economic growth or inflation scenario, we would, of course, reevaluate our strategy for the Fund.
As we continue to seek to maximize current income, we maintain a long-term investment perspective.

Value Line Core Bond Fund
Portfolio Highlights at December 31, 2017 (unaudited)

Ten Largest Holdings
Issue	Principal Amount	Value	Percentage of Net Assets
U.S. Treasury Notes, 1.50%, 1/31/22	$665,000	$648,661	1.1%
GNMA, Series 2013-12, Class B, 2.11%, 11/16/52	600,000	564,138	0.9%
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	500,000	511,445	0.8%
FNMA, 1.88%, 9/24/26	540,000	509,024	0.8%
U.S. Treasury Bonds, 4.38%, 2/15/38	370,000	472,979	0.8%
FNMA Pool #AS5906, 3.50%, 10/1/45	457,046	469,509	0.8%
FNMA Pool #MA1107, 3.50%, 7/1/32	450,643	468,895	0.8%
U.S. Treasury Bonds, 3.63%, 8/15/43	400,000	466,844	0.8%
Florida Power & Light Co., 4.95%, 6/1/35	380,000	450,274	0.7%
U.S. Treasury Notes, 1.38%, 3/31/20	450,000	444,727	0.7%
Total			8.2%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Core Bond Fund
Portfolio Highlights at December 31, 2017 (unaudited) (continued)

Coupon Distribution
Percentage of Fund’s Investments
Less than 4%	57.9%
4 – 4.99%	26.6%
5 – 5.99%	11.3%
6 – 6.99%	2.5%
7 – 7.99%	1.7%
The following graph compares the performance of the Value Line Core Bond Fund to that of the Bloomberg Barclays US Aggregate Bond Index (the “Index”). The Value Line Core Bond Fund is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Core Bond Fund and the Bloomberg Barclays US Aggregate Bond Index*

Performance Data: **
	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 12/31/17	3.47%	$10,347
5 years ended 12/31/17	1.40%	$10,720
10 years ended 12/31/17	4.28%	$15,207
*
The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthrough’s), ABS, and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this Index.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Core Bond Fund
Schedule of Investments	December 31, 2017

Principal Amount		Value
ASSET-BACKED SECURITIES (4.7%)
$250,000	Ally Master Owner Trust, Series 2015-2, Class A2, 1.83%, 1/15/21	$249,418
200,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	199,538
135,374	Chrysler Capital Auto Receivables Trust, Series 2015-AA, Class A4, 1.55%, 2/18/20(1)	135,283
77,763	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A3, 1.77%, 10/15/20(1)	77,699
170,000	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A4, 1.96%, 1/18/22(1)	169,609
200,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12%, 7/15/26(1)	199,592
100,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(1)	100,382
150,000	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	147,294
188,000	GM Financial Automobile Leasing Trust, Series 2016-2, Class A4, 1.76%, 3/20/20	187,343
150,000	GM Financial Automobile Leasing Trust, Series 2016-1, Class B, 2.59%, 3/20/20	150,380
200,000	GMF Floorplan Owner Revolving Trust, Series 2016-1, Class B, 2.41%, 5/17/21(1)	200,023
170,000	Hyundai Auto Lease Securitization Trust, Series 2016-B, Class A4, 1.68%, 4/15/20(1)	169,513
250,000	Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3, 1.97%, 7/15/20(1)	249,306
Principal Amount		Value
ASSET-BACKED SECURITIES (4.7%) (continued)
$300,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	$300,387
110,000	Synchrony Credit Card Master Note Trust, Series 2012-7, Class A, 1.76%, 9/15/22	109,187
200,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.14%, 1/17/23	202,443
50,000	World Financial Network Credit Card Master Trust, Series 2013-A, Class A, 1.61%, 12/15/21	49,990
TOTAL ASSET-BACKED SECURITIES (Cost $2,920,496) (4.7%)		2,897,387
COMMERCIAL MORTGAGE-BACKED SECURITIES (7.5%)
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	157,624
150,000	COMM Mortgage Trust, Series 2015-PC1, Class AM, 4.29%, 7/10/50(2)	158,514
150,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2, 3.06%, 7/25/23(2)	154,045
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.50%, 11/25/45(1)(2)	253,620
65,819	FREMF Mortgage Trust, Series 2013-KF02, Class B, 1-month LIBOR + 3.00%, 4.37%, 12/25/45(1)(2)	66,085
200,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.17%, 4/25/46(1)(2)	201,093
150,000	FREMF Mortgage Trust, Series 2013-K34, Class B, 3.74%, 9/25/46(1)(2)	153,381
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (7.5%) (continued)
$200,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.63%, 11/25/47(1)(2)	$204,045
258,552	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	246,360
600,000	GNMA, Series 2013-12, Class B, 2.11%, 11/16/52(2)	564,138
296,745	GNMA, Series 2012-125, Class AB, 2.11%, 2/16/53(2)	284,653
241,901	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	247,444
130,000	GS Mortgage Securities Trust, Series 2015-GC32, Class A2, 3.06%, 7/10/48	131,507
150,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	152,995
110,381	Sequoia Mortgage Trust, Series 2004-8, Class A1, 1-month LIBOR + 0.70%, 2.20%, 9/20/34(2)	106,065
73,299	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A2, 3.54%, 6/25/34(2)	73,595
138,207	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 3.19%, 4/25/45(2)	138,790
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A2, 2.66%, 2/15/48	100,424
250,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class ASB, 3.40%, 6/15/48	256,968

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (7.5%) (continued)
$180,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.10%, 6/15/49	$179,895
243,605	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	242,154
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	103,022
250,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class ASB, 3.57%, 9/15/58	258,929
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	207,013
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,783,640) (7.5%)		4,642,359
CORPORATE BONDS & NOTES (47.7%)
BASIC MATERIALS (2.2%)
	CHEMICALS (1.4%)
225,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	239,827
100,000	International Flavors & Fragrances, Inc., Senior Unsecured Notes, 4.38%, 6/1/47	106,380
175,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	183,187
125,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.25%, 6/1/27 (1)	124,688
200,000	Sherwin-Williams Co. (The), Senior Unsecured Notes, 4.50%, 6/1/47	218,669
		872,751
Principal Amount		Value
CORPORATE BONDS & NOTES (47.7%) (continued)
	IRON & STEEL (0.3%)
$175,000	Vale Overseas, Ltd., Guaranteed Notes, 4.38%, 1/11/22(3)	$180,950
	MINING (0.5%)
150,000	Glencore Funding LLC, Guaranteed Notes, 4.13%, 5/30/23(1)(3)	155,175
125,000	Kinross Gold Corp., Guaranteed Notes, 5.95%, 3/15/24	137,031
		292,206
		1,345,907
COMMUNICATIONS (5.7%)
	INTERNET (1.3%)
150,000	Alibaba Group Holding, Ltd., Senior Unsecured Notes, 3.60%, 11/28/24	155,604
125,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	146,716
150,000	Expedia, Inc., Guaranteed Notes, 4.50%, 8/15/24	157,088
150,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	159,562
200,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19(1)	202,379
		821,349
	MEDIA (2.5%)
200,000	CBS Corp., Guaranteed Notes, 3.70%, 8/15/24	205,796
175,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	186,058
60,000	Comcast Corp., Guaranteed Notes, 4.00%, 11/1/49	61,441
145,000	Comcast Corp., Guaranteed Notes, 4.05%, 11/1/52	148,368
Principal Amount		Value
CORPORATE BONDS & NOTES (47.7%) (continued)
	MEDIA (2.5%) (continued)
$200,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26(3)	$213,361
125,000	Grupo Televisa S.A.B., Senior Unsecured Notes, 6.63%, 1/15/40(3)	153,736
200,000	Scripps Networks Interactive, Inc., Senior Unsecured Notes, 2.80%, 6/15/20	199,971
100,000	Thomson Reuters Corp., Senior Unsecured Notes, 3.35%, 5/15/26	99,524
100,000	Time Warner, Inc., Guaranteed Notes, 3.60%, 7/15/25	100,224
150,000	Time Warner, Inc., Guaranteed Notes, 3.80%, 2/15/27	149,858
		1,518,337
	TELECOMMUNICATIONS (1.9%)
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 3/1/24	204,822
263,000	AT&T, Inc., Senior Unsecured Notes, 4.30%, 2/15/30(1)	262,265
150,000	Hughes Satellite Systems Corp., Senior Secured Notes, 5.25%, 8/1/26	153,000
100,000	Orange SA, Senior Unsecured Notes, 1.63%, 11/3/19	98,754
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	262,825
150,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	157,324
		1,138,990
		3,478,676
CONSUMER, CYCLICAL (4.9%)
	AUTO MANUFACTURERS (1.3%)
250,000	Ford Motor Co., Senior Unsecured Notes, 7.45%, 7/16/31	326,803

See Notes to Financial Statements.

December 31, 2017

Principal Amount		Value
CORPORATE BONDS & NOTES (47.7%) (continued)
	AUTO MANUFACTURERS (1.3%) (continued)
$150,000	General Motors Co., Senior Unsecured Notes, 5.40%, 4/1/48(3)	$163,610
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	203,985
100,000	General Motors Financial Co., Inc., Guaranteed Notes, 4.30%, 7/13/25	104,209
		798,607
	AUTO PARTS & EQUIPMENT (0.8%)
175,000	Goodyear Tire & Rubber Co. (The), Guaranteed Notes, 5.00%, 5/31/26	180,443
200,000	Magna International, Inc., Senior Unsecured Notes, 4.15%, 10/1/25	212,552
125,000	Tenneco, Inc., Guaranteed Notes, 5.00%, 7/15/26	128,125
		521,120
	HOME BUILDERS (1.4%)
200,000	CalAtlantic Group, Inc., Guaranteed Notes, 6.63%, 5/1/20	215,040
150,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	154,296
125,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	131,250
150,000	PulteGroup, Inc., Guaranteed Notes, 4.25%, 3/1/21	154,500
175,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	182,875
		837,961
	HOUSEWARES (0.2%)
29,000	Newell Brands, Inc., Senior Unsecured Notes, 2.60%, 3/29/19	29,099
100,000	Newell Brands, Inc., Senior Unsecured Notes, 5.50%, 4/1/46	119,228
		148,327
Principal Amount		Value
CORPORATE BONDS & NOTES (47.7%) (continued)
	LEISURE TIME (0.2%)
$100,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22	$109,816
	LODGING (0.1%)
75,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 3.90%, 3/1/23	74,210
	RETAIL (0.9%)
175,000	CVS Health Corp., Senior Unsecured Notes, 2.75%, 12/1/22	172,390
100,000	Dollar General Corp., Senior Unsecured Notes, 4.15%, 11/1/25	105,855
225,000	McDonald’s Corp. MTN, Senior Unsecured Notes, 4.45%, 3/1/47	244,892
		523,137
		3,013,178
CONSUMER, NON-CYCLICAL (6.3%)
	BEVERAGES (0.6%)
200,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 4.90%, 2/1/46	231,798
100,000	Dr. Pepper Snapple Group, Inc., Guaranteed Notes, 3.43%, 6/15/27	100,164
		331,962
	BIOTECHNOLOGY (1.0%)
200,000	Amgen, Inc., Senior Unsecured Notes, 4.40%, 5/1/45	217,608
250,000	Celgene Corp., Senior Unsecured Notes, 4.00%, 8/15/23	263,020
150,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	150,701
		631,329
	COMMERCIAL SERVICES (0.8%)
100,000	Service Corp. International, Senior Unsecured Notes, 5.38%, 1/15/22	102,375
Principal Amount		Value
CORPORATE BONDS & NOTES (47.7%) (continued)
	COMMERCIAL SERVICES (0.8%) (continued)
$200,000	Total System Services, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	$216,379
125,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27	131,562
		450,316
	FOOD (0.9%)
150,000	JM Smucker Co. (The), Guaranteed Notes, 4.38%, 3/15/45	159,046
100,000	Kellogg Co., Senior Unsecured Notes, 3.25%, 4/1/26	99,263
200,000	Sysco Corp., Guaranteed Notes, 3.75%, 10/1/25	207,963
100,000	Tyson Foods, Inc., Senior Unsecured Notes, 3.55%, 6/2/27	102,396
		568,668
	HEALTHCARE PRODUCTS (0.3%)
100,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.25%, 11/12/20	101,434
100,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	100,675
		202,109
	HEALTHCARE SERVICES (1.5%)
100,000	Anthem, Inc., Senior Unsecured Notes, 3.65%, 12/1/27	101,933
150,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	155,250
150,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	155,308
150,000	LifePoint Health, Inc., Guaranteed Notes, 5.50%, 12/1/21(3)	153,000
150,000	NYU Hospitals Center, Secured Notes, 4.78%, 7/1/44	171,404
100,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 3.50%, 3/30/25	101,152

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (47.7%) (continued)
	HEALTHCARE SERVICES (1.5%) (continued)
$100,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	$101,273
		939,320
	PHARMACEUTICALS (1.2%)
100,000	AbbVie, Inc., Senior Unsecured Notes, 3.60%, 5/14/25	102,808
125,000	AbbVie, Inc., Senior Unsecured Notes, 4.70%, 5/14/45	140,159
100,000	Allergan Funding SCS, Guaranteed Notes, 2.45%, 6/15/19	99,999
100,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25	100,548
200,000	Express Scripts Holding Co., Guaranteed Notes, 4.75%, 11/15/21	213,086
100,000	Shire Acquisitions Investments Ireland DAC, Guaranteed Notes, 2.88%, 9/23/23	98,307
		754,907
		3,878,611
ENERGY (4.9%)
	OIL & GAS (3.0%)
125,000	Andeavor, Guaranteed Notes, 5.13%, 12/15/26(1)	137,365
125,000	Chevron Corp., Senior Unsecured Notes, 2.57%, 5/16/23	124,721
100,000	Concho Resources, Inc., Guaranteed Notes, 4.88%, 10/1/47	108,743
175,000	Devon Energy Corp., Senior Unsecured Notes, 4.75%, 5/15/42	185,307
125,000	EQT Corp., Senior Unsecured Notes, 2.50%, 10/1/20	124,129
150,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25	152,691
150,000	Murphy Oil Corp., Senior Unsecured Notes, 5.75%, 8/15/25	153,375
Principal Amount		Value
CORPORATE BONDS & NOTES (47.7%) (continued)
	OIL & GAS (3.0%) (continued)
$100,000	Occidental Petroleum Corp., Senior Unsecured Notes, 3.40%, 4/15/26	$102,412
126,000	Occidental Petroleum Corp., Senior Unsecured Notes, 4.63%, 6/15/45	142,836
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	212,567
125,000	Shell International Finance B.V., Guaranteed Notes, 2.50%, 9/12/26	121,080
200,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	263,583
		1,828,809
	PIPELINES (1.9%)
137,000	Enbridge, Inc., Senior Unsecured Notes, 3.50%, 6/10/24	138,532
100,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	109,812
150,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	151,818
250,000	MPLX L.P., Senior Unsecured Notes, 4.13%, 3/1/27	256,060
150,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.88%, 6/30/26	168,520
200,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	217,435
125,000	Williams Partners L.P., Senior Unsecured Notes, 3.75%, 6/15/27	125,260
		1,167,437
		2,996,246
FINANCIAL (17.3%)
	BANKS (8.6%)
300,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(1)	314,738
Principal Amount		Value
CORPORATE BONDS & NOTES (47.7%) (continued)
	BANKS (8.6%) (continued)
$150,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20	$151,189
100,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21	108,150
250,000	Bank of America Corp. MTN, Subordinated Notes, 4.20%, 8/26/24	263,268
150,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	155,245
100,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	100,281
100,000	Canadian Imperial Bank of Commerce, Senior Unsecured Notes, 2.55%, 6/16/22	99,322
200,000	Capital One Financial Corp., Senior Unsecured Notes, 3.75%, 4/24/24	205,463
150,000	Citigroup, Inc., Senior Unsecured Notes, 2.90%, 12/8/21	150,987
174,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	205,438
200,000	Cooperatieve Rabobank UA, Guaranteed Notes, 3.95%, 11/9/22	208,520
100,000	Credit Agricole S.A., Senior Unsecured Notes, 2.13%, 4/17/18(1)	100,060
150,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, 7/27/20	151,585
200,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	205,218
150,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	200,796
250,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	261,142

See Notes to Financial Statements.

December 31, 2017

Principal Amount		Value
CORPORATE BONDS & NOTES (47.7%) (continued)
	BANKS (8.6%) (continued)
$250,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.30%, 1/14/22	$245,974
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	210,983
100,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.75%, 1/11/27	101,553
250,000	Macquarie Bank Ltd., Senior Unsecured Notes, 2.60%, 6/24/19(1)	250,677
250,000	Morgan Stanley, Senior Unsecured Notes, 2.80%, 6/16/20	252,256
250,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, 5.13%, 2/8/20	263,854
200,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	199,894
250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21	269,258
250,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	258,980
350,000	Wells Fargo & Co., Senior Unsecured Notes, 3.07%, 1/24/23	352,626
		5,287,457
	DIVERSIFIED FINANCIAL SERVICES (3.6%)
210,000	Ally Financial, Inc., Senior Unsecured Notes, 4.13%, 2/13/22	214,683
250,000	American Express Co., Senior Unsecured Notes, 3-month LIBOR + 0.59%, 2.04%, 5/22/18(2)	250,326
200,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	210,319
124,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	131,440
Principal Amount		Value
CORPORATE BONDS & NOTES (47.7%) (continued)
	DIVERSIFIED FINANCIAL SERVICES (3.6%) (continued)
$250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	$255,371
200,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18(1)	206,374
100,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19	100,748
250,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	249,203
250,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	256,080
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	151,043
200,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	205,082
		2,230,669
	INSURANCE (1.0%)
150,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	163,107
200,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	208,152
75,000	Radian Group, Inc., Senior Unsecured Notes, 4.50%, 10/1/24	76,838
150,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21	164,631
		612,728
	REITS (4.1%)
100,000	American Tower Corp., Senior Unsecured Notes, 3.38%, 10/15/26	98,249
200,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	204,967
Principal Amount		Value
CORPORATE BONDS & NOTES (47.7%) (continued)
	REITS (4.1%) (continued)
$200,000	Boston Properties L.P., Senior Unsecured Notes, 2.75%, 10/1/26	$188,672
150,000	Crown Castle International Corp., Senior Unsecured Notes, 4.45%, 2/15/26	157,483
200,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	214,566
350,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	372,438
250,000	Essex Portfolio L.P., Guaranteed Notes, 3.38%, 1/15/23	253,460
250,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	262,731
350,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	376,876
100,000	Iron Mountain, Inc., Guaranteed Notes, 4.88%, 9/15/27(1)	100,000
100,000	iStar, Inc., Senior Unsecured Notes, 5.25%, 9/15/22	100,625
200,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	216,741
		2,546,808
		10,677,662
INDUSTRIAL (2.1%)
	BUILDING MATERIALS (0.3%)
33,000	Masco Corp., Senior Unsecured Notes, 7.13%, 3/15/20	35,984
150,000	Owens Corning, Guaranteed Notes, 3.40%, 8/15/26	147,231
		183,215
	ELECTRONICS (0.2%)
100,000	Allegion US Holding Co., Inc., Guaranteed Notes, 3.55%, 10/1/27	98,881

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (47.7%) (continued)
	MACHINERY DIVERSIFIED (0.4%)
$200,000	Briggs & Stratton Corp., Guaranteed Notes, 6.88%, 12/15/20	$219,500
	MISCELLANEOUS MANUFACTURERS (0.3%)
200,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	207,320
	PACKAGING & CONTAINERS (0.5%)
150,000	Ball Corp., Guaranteed Notes, 5.25%, 7/1/25	163,125
150,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	153,805
		316,930
	TRANSPORTATION (0.4%)
250,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 3.05%, 3/15/22	255,228
		1,281,074
TECHNOLOGY (1.0%)
	SEMICONDUCTORS (0.2%)
100,000	Intel Corp., Senior Unsecured Notes, 4.10%, 5/11/47	110,179
	SOFTWARE (0.8%)
150,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	159,138
125,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., Guaranteed Notes, 6.00%, 7/15/25(1)	131,563
100,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	117,210
125,000	VMware, Inc., Senior Unsecured Notes, 3.90%, 8/21/27(3)	126,185
		534,096
		644,275
UTILITIES (3.3%)
	ELECTRIC (3.0%)
100,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	115,009
Principal Amount		Value
CORPORATE BONDS & NOTES (47.7%) (continued)
	ELECTRIC (3.0%) (continued)
$150,000	Exelon Corp., Senior Unsecured Notes, 4.45%, 4/15/46	$163,009
150,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	157,112
100,000	FirstEnergy Corp., Series A, Senior Unsecured Notes, 2.85%, 7/15/22	99,091
380,000	Florida Power & Light Co., 4.95%, 6/1/35	450,274
200,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	198,856
100,000	Pacific Gas & Electric Co., Senior Unsecured Notes, 2.95%, 3/1/26	97,359
100,000	PSEG Power LLC, Guaranteed Notes, 3.00%, 6/15/21	100,879
150,000	PSEG Power LLC, Guaranteed Notes, 4.30%, 11/15/23	159,892
125,000	Southern Co. (The), Senior Unsecured Notes, 2.75%, 6/15/20	125,792
200,000	Southern Co. (The), Senior Unsecured Notes, 2.95%, 7/1/23	200,098
		1,867,371
	GAS (0.3%)
150,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	160,890
		2,028,261
TOTAL CORPORATE BONDS & NOTES (Cost $28,440,855) (47.7%)		29,343,890
FOREIGN GOVERNMENT OBLIGATIONS (2.1%)
100,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22	99,472
125,000	Indonesia Government International Bond, Senior Unsecured Notes, 4.13%, 1/15/25(1)	129,771
Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS (2.1%) (continued)
$300,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27(3)	$311,100
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	159,525
125,000	Peruvian Government International Bond, Senior Unsecured Notes, 4.13%, 8/25/27(3)	135,813
150,000	Petroleos Mexicanos, Guaranteed Notes, 6.75%, 9/21/47	156,577
250,000	Republic of Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	266,595
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,222,281) (2.1%)		1,258,853
LONG-TERM MUNICIPAL SECURITIES (2.5%)
	CALIFORNIA (0.9%)
125,000	Los Angeles Unified School District, General Obligation Unlimited, Qualified School Construction Bonds, Series J-1, 5.98%, 5/1/27	153,165
85,000	University of California, Taxable General Revenue Bonds, Series AG, 4.06%, 5/15/33	89,066
200,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	201,530
100,000	Yuba Levee Financing Authority, Revenue Bonds, Series B, (BAM), 3.33%, 9/1/23	103,331
		547,092

See Notes to Financial Statements.

December 31, 2017

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (2.5%) (continued)
	NEW YORK (0.3%)
$225,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	$225,011
	TEXAS (1.3%)
500,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	511,445
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	278,990
		790,435
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,516,425) (2.5%)		1,562,538
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.1%)
62,420	FHLMC Gold PC Pool #A29526, 5.00%, 1/1/35	67,075
37,036	FHLMC Gold PC Pool #A29633, 5.00%, 1/1/35	39,799
15,309	FHLMC Gold PC Pool #A56491, 5.00%, 1/1/37	16,604
395,216	FHLMC Gold PC Pool #A95803, 4.00%, 12/1/40	416,461
85,259	FHLMC Gold PC Pool #A97264, 4.00%, 2/1/41	89,513
4,326	FHLMC Gold PC Pool #B12822, 5.00%, 3/1/19	4,411
1,663	FHLMC Gold PC Pool #B17398, 4.50%, 12/1/19	1,689
7,136	FHLMC Gold PC Pool #B18034, 4.50%, 4/1/20	7,237
60,335	FHLMC Gold PC Pool #C09004, 3.50%, 7/1/42	62,265
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.1%) (continued)
$11,465	FHLMC Gold PC Pool #C91413, 3.50%, 12/1/31	$11,882
275,806	FHLMC Gold PC Pool #C91749, 4.00%, 1/1/34	291,471
207	FHLMC Gold PC Pool #E98960, 5.00%, 9/1/18	212
142,215	FHLMC Gold PC Pool #G06224, 3.50%, 1/1/41	146,758
238,318	FHLMC Gold PC Pool #G08761, 3.50%, 5/1/47	245,088
1,520	FHLMC Gold PC Pool #G11986, 5.00%, 4/1/21	1,577
2,035	FHLMC Gold PC Pool #G12319, 5.00%, 6/1/21	2,102
2,745	FHLMC Gold PC Pool #J00118, 5.00%, 10/1/20	2,799
48,089	FHLMC Gold PC Pool #J00139, 5.00%, 10/1/20	49,038
9,848	FHLMC Gold PC Pool #J03233, 5.00%, 8/1/21	10,064
147,821	FHLMC Gold PC Pool #J11587, 4.00%, 1/1/25	154,750
17,000	FHLMC Gold PC Pool #Q01181, 4.50%, 6/1/41	18,138
75,408	FHLMC Gold PC Pool #Q06307, 3.50%, 2/1/42	77,818
96,515	FHLMC Gold PC Pool #Q08656, 4.00%, 6/1/42	101,317
126,405	FHLMC Gold PC Pool #Q08903, 3.50%, 6/1/42	130,447
237,203	FHLMC Gold PC Pool #Q11556, 3.00%, 10/1/42	237,282
311,626	FHLMC Gold PC Pool #Q14593, 3.00%, 1/1/43	313,264
250,000	FNMA, 2.63%, 9/6/24	253,329
540,000	FNMA, 1.88%, 9/24/26 (3)	509,024
8,370	FNMA Pool #254383, 7.50%, 6/1/32	9,844
479	FNMA Pool #254684, 5.00%, 3/1/18	487
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.1%) (continued)
$39,129	FNMA Pool #255496, 5.00%, 11/1/34	$42,485
3,341	FNMA Pool #255580, 5.50%, 2/1/35	3,707
2,677	FNMA Pool #258149, 5.50%, 9/1/34	2,930
16,735	FNMA Pool #412682, 6.00%, 3/1/28	18,840
143	FNMA Pool #568625, 7.50%, 1/1/31	145
26,638	FNMA Pool #571090, 7.50%, 1/1/31	26,895
817	FNMA Pool #573935, 7.50%, 3/1/31	829
78,486	FNMA Pool #626440, 7.50%, 2/1/32	86,808
206	FNMA Pool #685183, 5.00%, 3/1/18	210
537	FNMA Pool #688539, 5.50%, 3/1/33	595
830	FNMA Pool #703936, 5.00%, 5/1/18	845
40,471	FNMA Pool #735224, 5.50%, 2/1/35	44,909
1,780	FNMA Pool #769682, 5.00%, 3/1/34	1,924
708	FNMA Pool #778141, 5.00%, 5/1/34	766
387	FNMA Pool #789150, 5.00%, 10/1/34	416
3,506	FNMA Pool #910242, 5.00%, 3/1/37	3,769
67,753	FNMA Pool #919584, 6.00%, 6/1/37	76,401
23,346	FNMA Pool #975116, 5.00%, 5/1/38	25,151
8,707	FNMA Pool #AA2531, 4.50%, 3/1/39	9,273
38,132	FNMA Pool #AB2053, 3.50%, 1/1/26	39,370
198,431	FNMA Pool #AB2346, 4.50%, 2/1/41	212,702
155,823	FNMA Pool #AB5231, 2.50%, 5/1/27	156,602
179,048	FNMA Pool #AB5716, 3.00%, 7/1/27	182,870
281,977	FNMA Pool #AB8144, 5.00%, 4/1/37	306,006
15,614	FNMA Pool #AD1035, 4.50%, 2/1/40	16,715
64,691	FNMA Pool #AD8536, 5.00%, 8/1/40	69,799
105,750	FNMA Pool #AE1853, 4.00%, 8/1/40	111,123
50,725	FNMA Pool #AH3226, 5.00%, 2/1/41	54,608

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.1%) (continued)
$87,986	FNMA Pool #AH8932, 4.50%, 4/1/41	$94,259
25,495	FNMA Pool #AI0620, 4.50%, 5/1/41	27,308
165,041	FNMA Pool #AI4285, 5.00%, 6/1/41	178,217
131,820	FNMA Pool #AJ5888, 4.50%, 11/1/41	141,144
38,006	FNMA Pool #AJ9278, 3.50%, 12/1/41	39,245
83,312	FNMA Pool #AL3272, 5.00%, 2/1/25	89,441
4,025	FNMA Pool #AL5259, 3.50%, 5/1/29	4,157
232,953	FNMA Pool #AQ0287, 3.00%, 10/1/42	234,212
90,411	FNMA Pool #AR2174, 3.00%, 4/1/43	90,891
379,977	FNMA Pool #AR6394, 3.00%, 2/1/43	382,024
86,402	FNMA Pool #AS3155, 4.00%, 8/1/44	90,452
62,161	FNMA Pool #AS3157, 4.00%, 8/1/44	65,073
90,386	FNMA Pool #AS4177, 4.50%, 12/1/44	96,280
377,246	FNMA Pool #AS5892, 3.50%, 10/1/45	387,533
457,046	FNMA Pool #AS5906, 3.50%, 10/1/45	469,509
119,555	FNMA Pool #AS6102, 3.50%, 11/1/45	122,815
214,941	FNMA Pool #AS6205, 3.50%, 11/1/45	220,802
174,185	FNMA Pool #AS6385, 4.00%, 12/1/45	182,200
196,499	FNMA Pool #AS9562, 3.00%, 5/1/47	196,599
225,218	FNMA Pool #AU1847, 3.00%, 9/1/43	226,366
111,855	FNMA Pool #AU2135, 2.50%, 8/1/28	112,380
212,165	FNMA Pool #AU4279, 3.00%, 9/1/43	213,268
97,809	FNMA Pool #AU4290, 4.00%, 9/1/43	102,539
287,209	FNMA Pool #AV0703, 4.00%, 12/1/43	301,037
356,136	FNMA Pool #AW5055, 3.50%, 7/1/44	367,511
94,978	FNMA Pool #AW6645, 3.00%, 6/1/29	96,851
123,405	FNMA Pool #AW7362, 2.50%, 8/1/29	123,642
233,944	FNMA Pool #AX0416, 4.00%, 8/1/44	244,879
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.1%) (continued)
$208,183	FNMA Pool #AX1138, 3.50%, 9/1/44	$213,860
169,678	FNMA Pool #AX9013, 3.50%, 2/1/45	174,305
190,262	FNMA Pool #AY1670, 3.50%, 2/1/45	195,450
194,063	FNMA Pool #AY2728, 2.50%, 2/1/30	194,437
197,777	FNMA Pool #AY4195, 4.00%, 5/1/45	206,969
68,506	FNMA Pool #AZ7793, 3.50%, 8/1/45	70,374
221,718	FNMA Pool #BA3885, 3.50%, 11/1/45	227,764
254,744	FNMA Pool #BC4443, 3.50%, 4/1/46	261,691
95,985	FNMA Pool #BC9708, 3.00%, 10/1/46	96,033
234,545	FNMA Pool #BD8213, 3.00%, 9/1/46	234,665
218,373	FNMA Pool #MA0641, 4.00%, 2/1/31	229,971
450,643	FNMA Pool #MA1107, 3.50%, 7/1/32	468,895
88,353	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	86,344
124,118	GNMA, Series 2011-136, Class GB, 2.50%, 5/20/40	123,315
962	GNMA I Pool #429786, 6.00%, 12/15/33	1,086
27,513	GNMA I Pool #548880, 6.00%, 12/15/31	30,760
12,962	GNMA I Pool #551762, 6.00%, 4/15/32	14,492
2,711	GNMA I Pool #557681, 6.00%, 8/15/31	3,031
9,957	GNMA I Pool #582415, 6.00%, 11/15/32	11,242
27,026	GNMA I Pool #583008, 5.50%, 6/15/34	29,891
20,726	GNMA I Pool #605025, 6.00%, 2/15/34	23,172
16,351	GNMA I Pool #605245, 5.50%, 6/15/34	17,965
28,947	GNMA I Pool #622603, 6.00%, 11/15/33	32,366
3,319	GNMA I Pool #626480, 6.00%, 2/15/34	3,711
5,935	GNMA II Pool #3645, 4.50%, 12/20/19	5,926
128,555	GNMA II Pool #5332, 4.00%, 3/20/42	135,317
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.1%) (continued)
$131,021	GNMA II Pool #MA1520, 3.00%, 12/20/43	$132,870
94,615	GNMA II Pool #MA2445, 3.50%, 12/20/44	97,960
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $13,064,638) (21.1%)		12,992,934
U.S. TREASURY OBLIGATIONS (12.9%)
	U.S. TREASURY NOTES & BONDS (12.9%)
110,000	U.S. Treasury Bonds, 7.88%, 2/15/21	129,577
35,000	U.S. Treasury Bonds, 5.50%, 8/15/28	45,039
50,000	U.S. Treasury Bonds, 5.25%, 11/15/28	63,428
370,000	U.S. Treasury Bonds, 4.38%, 2/15/38	472,979
300,000	U.S. Treasury Bonds, 4.38%, 5/15/40	386,812
100,000	U.S. Treasury Bonds, 2.75%, 8/15/42	100,695
400,000	U.S. Treasury Bonds, 3.63%, 8/15/43	466,844
380,000	U.S. Treasury Bonds, 3.38%, 5/15/44	426,416
340,000	U.S. Treasury Bonds, 2.50%, 2/15/45	324,129
280,000	U.S. Treasury Bonds, 2.50%, 2/15/46	266,448
337,000	U.S. Treasury Bonds, 2.50%, 5/15/46	320,571
50,000	U.S. Treasury Bonds, 2.88%, 11/15/46	51,291
310,700	U.S. Treasury Bonds TIPS, 2.00%, 1/15/26	349,480
180,000	U.S. Treasury Notes, 1.00%, 2/15/18	179,934
150,000	U.S. Treasury Notes, 3.13%, 5/15/19	152,566
200,000	U.S. Treasury Notes, 1.63%, 6/30/19	199,305
100,000	U.S. Treasury Notes, 1.38%, 12/15/19	99,016
200,000	U.S. Treasury Notes, 1.63%, 12/31/19	198,953
200,000	U.S. Treasury Notes, 1.25%, 1/31/20	197,352
450,000	U.S. Treasury Notes, 1.38%, 3/31/20	444,727
150,000	U.S. Treasury Notes, 1.13%, 4/30/20	147,322
200,000	U.S. Treasury Notes, 2.25%, 4/30/21	201,328

See Notes to Financial Statements.

December 31, 2017

Principal Amount		Value
U.S. TREASURY OBLIGATIONS (12.9%) (continued)
	U.S. TREASURY NOTES & BONDS (12.9%) (continued)
$400,000	U.S. Treasury Notes, 2.13%, 6/30/21	$400,781
100,000	U.S. Treasury Notes, 2.00%, 10/31/21	99,570
665,000	U.S. Treasury Notes, 1.50%, 1/31/22	648,661
150,000	U.S. Treasury Notes, 1.75%, 2/28/22	147,703
50,000	U.S. Treasury Notes, 1.88%, 5/31/22	49,428
300,000	U.S. Treasury Notes, 1.38%, 6/30/23	286,594
150,000	U.S. Treasury Notes, 2.75%, 2/15/24	153,937
300,000	U.S. Treasury Notes, 2.00%, 4/30/24	294,586
150,000	U.S. Treasury Notes, 2.25%, 11/15/24	149,227
50,000	U.S. Treasury Notes, 2.13%, 5/15/25	49,236
100,000	U.S. Treasury Notes, 1.63%, 5/15/26	94,187
350,000	U.S. Treasury Notes, 2.38%, 5/15/27	349,002
TOTAL U.S. TREASURY NOTES & BONDS (Cost $7,904,304) (12.9%)		7,947,124
Principal Amount	Value
U.S. TREASURY OBLIGATIONS (12.9%) (continued)
U.S. TREASURY NOTES & BONDS (12.9%) (continued)
TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,904,304) (12.9%)	$7,947,124
Shares		Value
SHORT-TERM INVESTMENTS (2.8%)
	MONEY MARKET FUNDS (2.8%)
582,433	State Street Institutional U.S. Government Money Market Fund, Premier Class	582,433
1,168,608	State Street Navigator Securities Lending Government Money Market Portfolio(4)	1,168,608
TOTAL SHORT-TERM INVESTMENTS (Cost $1,751,041) (2.8%)		1,751,041
TOTAL INVESTMENT SECURITIES (101.3%) (Cost $61,603,680)		$62,396,126
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-1.3%)		(810,101)
NET ASSETS (100%)		$61,586,025
(1)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(2)
The rate shown on floating rate and discount securities represents the yield or rate at the end of the reporting period.

(3)
A portion or all of the security was held on loan. As of December 31, 2017, the market value of the securities on loan was $2,124,203.

(4)
Securities with an aggregate market value of  $2,124,203 were out on loan in exchange for $1,168,608 of cash collateral as of December 31, 2017. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(G) in the Notes to Financial Statements.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REMIC
Real Estate Mortgage Investment Conduit.

TIPS
Treasury Inflation Prorated Security

See Notes to Financial Statements.

Schedule of Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$2,897,387	$—	$2,897,387
Commercial Mortgage-Backed Securities	—	4,642,359	—	4,642,359
Corporate Bonds & Notes*	—	29,343,890	—	29,343,890
Foreign Government Obligations	—	1,258,853	—	1,258,853
Long-Term Municipal Securities*	—	1,562,538	—	1,562,538
U.S. Government Agency Obligations	—	12,992,934	—	12,992,934
U.S. Treasury Obligations	—	7,947,124	—	7,947,124
Short-Term Investments	1,751,041	—	—	1,751,041
Total Investments in Securities	$1,751,041	$60,645,085	$—	$62,396,126
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

THE VALUE LINE TAX EXEMPT FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
To achieve the Fund’s investment objectives, under normal conditions, the Adviser invests at least 80% of the Fund’s assets in securities the income of which is exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax. The Fund invests primarily in investment grade municipal bonds and expects to maintain an average maturity of between 7 and 20 years.
Manager Discussion of Fund Performance
Below, The Value Line Tax Exempt Fund, Inc. portfolio manager Liane Rosenberg discusses the Fund’s performance and positioning for the 12 months ended December 31, 2017.
How did the Fund perform during the annual period?
The Fund generated a total return of 3.86% during the 12 months ended December 31, 2017. This compares to the 5.45% return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index (the “Bloomberg Barclays Index”), during the same annual period.
What key factors were responsible for the Fund’s performance relative to its benchmark during the reporting period?
The Fund lagged its benchmark for two primary reasons. First, the Fund has a bias toward higher quality securities, which hurt as investors reached for yield in lower quality bonds. Second was a combination of the Fund’s duration and yield curve positioning, which hurt as the yield curve flattened during the annual period.
Which tax-exempt fixed income market segments most significantly affected Fund performance?
The Fund’s overweight in revenue bonds and underweight in general obligation (GO) bonds at the local and state levels significantly boosted relative results, as the GO Index (a subset of the Bloomberg Barclays Index) underperformed the Revenue Index (another subset of the Bloomberg Barclays Index) during the annual period. Having an underweight to insured bonds helped relative performance, as this segment of the market posted relatively lackluster returns that substantially lagged the Bloomberg Barclays Index during the annual period. Having an underweight to the debt of Connecticut added value, as this state’s securities performed weakly during the annual period. Select issues contributed positively as well, including a long-dated State of Texas GO and a Cleveland, Ohio water bond. Further, as would be expected, some of the Fund’s lower rated positions outperformed the Bloomberg Barclays Index. Two A-rated bonds in the Fund’s portfolio posted total returns in excess of 10% for the annual period — namely, bonds issued by Central Florida Expressway and Public Power Generation of Nebraska.
Detracting from the Fund’s relative results was an overweight to high quality sectors, such as water/sewer utilities and education, wherein returns were less than for those of lower quality sectors overall during the annual period. The Fund was also negatively affected by its underweights to health and hospital bonds and to tobacco revenue bonds, as these were among the best performing sectors in the Bloomberg Barclays Index during the annual period. Underweights in the bonds of Illinois and New Jersey detracted as well. The bonds of these states rebounded overall from particularly poor performance in 2016, posting some of the highest returns of all the states despite their ongoing budgetary problems. From a credit quality perspective, an underweight to BBB-rated bonds dampened relative returns, as they significantly outperformed all other investment grade rating categories. From an issue selection perspective, several of the Fund’s holdings in the education sector underperformed the Bloomberg Barclays Index, including bonds issued by the Universities of Colorado and Alabama.
What was the Fund’s duration strategy?
Duration positioning in the Fund detracted from its relative performance during the annual period. We kept the Fund’s duration approximately one-third of a year shorter than that of the Bloomberg Barclays Index through most of the reporting period based upon our belief that a tightening of monetary policy would lead to higher interest rates. While short-term interest rates on the municipal bond yield curve rose, tied to more hawkish central banks globally, long-term interest rates declined due to lower than expected inflation. Thus, the Fund’s modestly short duration posture hurt its relative results. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Yield curve positioning overall detracted from the Fund’s performance during the annual period. The Fund was overweight the “belly,” or intermediate segment, of the yield curve, i.e. bonds maturing in five to 10 years, and was underweight the short-term and long-term segments. Such positioning hurt given the overall flattening of the yield curve.

THE VALUE LINE TAX EXEMPT FUND, INC.
(continued)

How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the annual period.
Were there any notable changes in the Fund’s weightings during the annual period?
During the annual period, we maintained the Fund’s high quality focus overall and portfolio turnover remained low, but we did look to add, on an opportunistic basis, more mid-investment grade bonds and bonds from higher yielding market segments, such as the health and hospitals sector, as we believed the “risk on” environment would persist. We also reduced the Fund’s holdings in the pre-refunded sector, as these AAA-rated bonds underperformed amidst the lower risk aversion sentiment that dominated. We also made modest adjustments to the Fund’s duration but maintained a duration shorter than that of the Bloomberg Barclays Index.
How was the Fund positioned relative to its benchmark index at the end of December 2017?
At the end of December 2017, the Fund maintained a higher quality bias than that of the Bloomberg Barclays Index but less so than at the start of the annual period. The Fund’s positioning among the states remained the same. The Fund owned more AA-rated bonds and less BBB-rated bonds than the Bloomberg Barclays Index, and its yield curve positioning remained underweighted to the short-term and long-term ends of the curve with a heavier weighting in intermediate maturities relative to the Bloomberg Barclays Index. The Fund owned fewer tobacco bonds than the Bloomberg Barclays Index but maintained a higher relative weighting in education bonds at the end of December 2017. We maintained the Fund’s duration shorter than that of the Bloomberg Barclays Index.
What is your tactical view and strategy for the months ahead?
At the end of December 2017, we continued to look for opportunities to add yield by selling the Fund’s pre-refunded bond holdings and buying lower-rated bonds. We would expect these sales to also serve to extend the Fund’s duration a bit. In our view, while interest rates may edge up with a more hawkish Fed, there is not a widespread expectation for a significant spike in yields during 2018. Thus, we believe extending the Fund’s duration somewhat could help to boost overall investment income.
Of course, any of a number of events could cause us to reevaluate our strategy for the Fund. These include any change in Fed policy, which could change the direction of interest rates, and any progress, or lack thereof, in the U.S. Congress passing health care legislation. We will also certainly be watching closely the effect of the new tax legislation changes on the tax-exempt bond market.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at December 31, 2017 (unaudited)

Ten Largest Holdings
Issue	Principal Amount	Value	Percentage of Net Assets
New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	$1,000,000	$1,109,340	2.0%
Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	630,000	685,408	1.2%
Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	500,000	638,465	1.1%
California State, General Obligation Unlimited, 5.00%, 2/1/38	565,000	631,048	1.1%
Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Revenue Bonds, Ser. AS, 5.00%, 6/15/28	500,000	599,735	1.1%
Delaware River Pennsylvania, Joint Toll Bridge Commission, Revenue Bonds, 5.00%, 7/1/36	500,000	593,445	1.1%
Metropolitan Transportation Authority, New York, Revenue Bonds, Subser. C-1, 5.00%, 11/15/34	500,000	587,580	1.0%
California State Public Works Board, Revenue Bonds, Department of Corrections and Rehabilitation, 5.00%, 6/1/27	500,000	565,055	1.0%
University of Colorado, Enterprise Revenue Bonds, 5.00%, 6/1/30	500,000	553,750	1.0%
Massachusetts Development Finance Agency, Harvard University, Revenue Bonds, Ser. B-2, 5.25%, 2/1/34	500,000	553,635	1.0%
Total			11.6%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at December 31, 2017 (unaudited) (continued)

Quality Diversification — Credit Quality Expressed as a Percentage of Net Assets as of December 31, 2017
Percentage of Fund’s Investments
Aaa/AAA	11.1%
Aa1/AA+	21.4%
Aa2/AA	18.9%
Aa3/AA-	19.9%
A1/A+	11.8%
A2/A	8.7%
A3/A-	2.2%
BBB+	0.6%
Baa1	2.3%
NR	1.1%
Total Investments	98.0%
Cash and other assets in excess of liabilities	2.0%
Total Net Assets	100.0%
Source:
Moody’s ratings, defaulting to S&P when not rated.

Credit quality is subject to change.

The following graph compares the performance of The Value Line Tax Exempt Fund, Inc. to that of the Bloomberg Barclays Municipal Bond Index (the “Index”). The Value Line Tax Exempt Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in The Value Line Tax Exempt Fund, Inc. and the Bloomberg Barclays Municipal Bond Index*
Performance Data: **
	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 12/31/17	3.86%	$10,386
5 years ended 12/31/17	1.89%	$10,980
10 years ended 12/31/17	2.85%	$13,243
*
The Bloomberg Barclays Municipal Bond Index is representative of the broad based fixed income market. It includes long-term investment grade tax-exempt bonds. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this unmanaged Index. The return for the Index does not reflect expenses which are deducted from the Fund’s returns.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Value Line Tax Exempt Fund, Inc.
Schedule of Investments

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.0%)
	ALABAMA (0.9%)
$125,000	Alabama Federal Aid Highway Finance Authority, Revenue Bonds, Ser. A, 5.00%, 9/1/30	Aa1	$154,206
310,000	University of Alabama (The), Revenue Bonds, Ser. A, 4.50%, 10/1/40	Aa2	326,588
			480,794
	ARIZONA (1.2%)
150,000	Arizona State Transportation Board Highway Revenue, Revenue Bonds, Ser. A, 5.00%, 7/1/38	Aa2	167,268
250,000	City of Scottsdale Arizona, General Obligation Unlimited, Project 2004-Preserve Acquisition, 3.00%, 7/1/30	Aaa	256,247
200,000	Yuma Municipal Property Corp., Revenue Bonds, Senior Lien, 5.00%, 7/1/27	A1	237,434
			660,949
	ARKANSAS (0.9%)
500,000	Arkansas State Water, Waste Disposal and Pollution, General Obligation Unlimited, Extraordinary Redemption Provision, Ser. A, 4.00%, 7/1/26	Aa1	528,095
	CALIFORNIA (18.5%)
40,000	Bay Area Toll Authority, Toll Bridge Revenue Bonds, Ser. F-1, 5.00%, 4/1/56	Aa3	46,732
150,000	Berkeley Joint Powers Financing Authority, Revenue Bonds, 5.00%, 10/1/20	AA*	163,934
150,000	California Educational Facilities Authority Stanford University, Revenue Bonds, 5.25%, 4/1/40	Aaa	210,226
100,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, 5.00%, 9/1/33	Aa3	113,047
250,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Packard Children’s Hospital, Ser. B, 5.00%, 8/15/26	A1	284,045
90,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Packard Stanford Hospital, Ser. B, 5.00%, 8/15/55	A1	104,614
155,000	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Ser. A, 5.00%, 10/1/38	Aa3	181,045
270,000	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Ser. A, 4.50%, 11/15/35	Aa3	295,915
45,000	California State Department of Water Resources Center Valley Project Water System, Unrefunding Revenue Bonds, Ser. AG, 4.38%, 12/1/29	Aa1	47,428
	California State Public Works Board, Revenue Bonds:
500,000	Department of Corrections and Rehabilitation, 5.00%, 6/1/27	A1	565,055
200,000	Ser. H, 5.00%, 12/1/24	A1	239,258
150,000	California State University Systemwide, Revenue Bonds, Ser. A, 5.00%, 11/1/34	Aa2	182,275
	California State, General Obligation Unlimited:
565,000	5.00%, 2/1/38	Aa3	631,048
500,000	5.25%, 11/1/40	Aa3	546,760
250,000	City of Pasadena, California Certificate of Participation, Ser. C, 4.75%, 2/1/38	AA+*	250,672
250,000	Cupertino Union School District, General Obligation Unlimited, Election 2012, Ser. C, 4.00%, 8/1/40	Aa1	270,155
500,000	Dry Creek California Joint Elementary School District, General Obligation Unlimited, Capital Appreciation Election 2008, AGM Insured, 0.00%, 8/1/30 (1)	A2	346,370
75,000	East Bay Municipal Utility District Water System Revenue, Revenue Bonds, Ser. C, 4.00%, 6/1/40	Aa1	80,672
350,000	EL Dorado Irrigation District/EL Dorado County Water Agency, Revenue Bonds, Ser.C, 5.00%, 3/1/36	Aa3	412,807
300,000	Golden State Tobacco Securitization Corp., Asset-Backed Bonds, Ser. A, 5.00%, 6/1/32	A1	352,884
230,000	Inglewood Unified School District, School Facilities Financing Authority, Revenue Bonds, AGM Insured, 5.25%, 10/15/21	A2	252,519
150,000	Long Beach Community College District, General Obligation Unlimited, Ser. B, 3.00%, 8/1/32	Aa2	151,214
215,000	Long Beach Unified School District, General Obligation Unlimited, Ser. E, 5.00%, 8/1/41	Aa2	256,628
	Los Angeles County Metropolitan Transportation Authority, Refunding Revenue Bonds, Proposition C:
60,000	Senior Ser. B, 5.00%, 7/1/22	Aa2	68,813
75,000	Senior Ser. C, 5.00%, 7/1/21	AA+*	83,741
200,000	Los Angeles County Public Works Financing Authority, Lease Revenue, Revenue Bonds, Ser. D, 4.00%, 12/1/40	Aa2	214,278
	Metropolitan Water District of Southern California, Refunding Revenue Bonds:
330,000	Ser. C, 4.00%, 10/1/22	Aa1	357,291
60,000	Ser. F, 5.00%, 7/1/28	Aa1	68,533
225,000	Napa Valley Unified School District, General Obligation Unlimited, Ser. A, 5.00%, 8/1/28	Aa2	278,759
See Notes to Financial Statements.

December 31, 2017

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.0%) (continued)
	CALIFORNIA (18.5%) (continued)
$65,000	Roseville Natural Gas Financing Authority, Revenue Bonds, 5.00%, 2/15/27	A3	$77,182
50,000	Sacramento City Financing Authority, Revenue Bonds, Master Lease Program Facilities, Ser. E, AMBAC Insured, 5.25%, 12/1/24	A1	60,727
150,000	Sacramento Municipal Utility District, Revenue Bonds, Ser. A, 5.00%, 8/15/41	Aa3	171,053
250,000	San Diego County Regional Transportation Commission, Revenue Bonds, Ser. A, 5.00%, 4/1/42	Aa2	279,502
150,000	San Diego Public Facilities Financing Authority Water Revenue, Revenue Bonds, Ser. A, 5.25%, 8/1/38	AA-*	153,380
60,000	San Diego Redevelopment Agency Successor Agency, Tax Allocation Refunding Bonds, Ser. A, 5.00%, 9/1/35	AA*	71,101
200,000	San Jose Unified School District Santa Clara Country, General Obligation Unlimited, Election 2012, Ser. A, 3.80%, 8/1/37	Aa1	208,366
130,000	San Marcos Redevelopment Agency Successor Agency, Tax Allocation, Refunding Bonds, Ser. A, 5.00%, 10/1/25	AA-*	158,787
220,000	Southern California Public Power Authority, Mead-Adelanto Project, Authority Interest, Revenue Bonds, Ser. A, 5.00%, 7/1/29	Aa2	266,187
200,000	State of California, General Obligation Unlimited, 4.00%, 3/1/25	Aa3	227,704
	State of California, General Obligation Unlimited, Refunding Bonds:
300,000	5.00%, 11/1/23	Aa3	352,335
105,000	5.00%, 2/1/24	Aa3	118,505
250,000	5.25%, 2/1/29	Aa3	283,550
	State of California, General Obligation Unlimited, Various Purpose Bonds:
115,000	5.00%, 11/1/23	Aa3	135,062
150,000	5.00%, 8/1/26	Aa3	185,439
250,000	5.00%, 9/1/41	Aa3	277,372
125,000	Union City Community Redevelopment Agency, Ser. B, 5.00%, 10/1/31	AA-*	151,873
150,000	University of California, Revenue Bonds, Ser. I, 5.00%, 5/15/28	Aa3	181,707
			10,416,550
	COLORADO (1.0%)
500,000	University of Colorado, Enterprise Revenue Bonds, 5.00%, 6/1/30	Aa1	553,750
	CONNECTICUT (0.9%)
200,000	Connecticut Housing Finance Authority, Revenue Bonds, Subser. C-1, 3.75%, 11/15/35	Aaa	204,454
250,000	South Central Connecticut Regional Water Authority, Revenue Bonds, Twenty – Seventh Series, General Obligation of Authority Insured, 5.00%, 8/1/27	Aa3	284,882
			489,336
	DELAWARE (0.9%)
265,000	Delaware Transportation Authority, US 301 Project, Revenue Bonds, 5.00%, 6/1/45	A1	305,301
200,000	University of Delaware Revenue, Revenue Bonds, Ser. B, 4.00%, 11/1/19	AA+*	208,720
			514,021
	DISTRICT OF COLUMBIA (0.2%)
100,000	District of Columbia Income Tax Secured Revenue, Revenue Bonds, Ser. G, 5.00%, 12/1/36	Aa1	111,191
	FLORIDA (4.3%)
140,000	Central Florida Expressway Authority, Revenue Bonds, Ser. A, 4.00%, 7/1/37	A1	150,538
250,000	City of Cape Coral, Florida Water & Sewer Revenue, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/23	A1	279,220
250,000	City of Jacksonville, Florida Special Revenue, Revenue Bonds, Ser. A, 5.25%, 10/1/30	Aa3	281,185
100,000	City of Marco Island, Florida Utility System Revenue, Revenue Bonds, 4.00%, 10/1/38	Aa3	107,081
125,000	City of Tampa, Florida Baycare Health System, Revenue Bonds, Ser. A, 5.00%, 11/15/24	Aa2	141,521
	County of Palm Beach, Florida Public Improvement, Revenue Bonds, Ser. D:
250,000	5.00%, 12/1/40	Aa1	293,820
125,000	5.00%, 12/1/45	Aa1	146,519
240,000	County of State Lucie, Florida Sales Tax Revenue, Refunding Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/24	A1	276,489
300,000	Miami-Dade County Expressway Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/23	A2	342,804
325,000	Orange County Health Facilities Authority, Revenue Bonds, Ser. A, 5.00%, 10/1/39	A2	371,488
			2,390,665
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.0%) (continued)
	GEORGIA (2.7%)
$150,000	City of Atlanta, Georgia Water & Wastewater Revenue, Revenue Bonds, Prerefunded, Ser. A, AGM Insured, 5.25%, 11/1/34	Aa2	$159,905
	Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds, 3rd Ser.:
125,000	5.25%, 7/1/36	Aa2	131,749
500,000	Ser. A, 4.00%, 7/1/36	Aa2	529,295
630,000	Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	Aa2	685,408
			1,506,357
	GUAM (0.5%)
	Guam Power Authority, Revenue Bonds, Ser. A, AGM Insured:
150,000	5.00%, 10/1/20	A2	161,329
120,000	5.00%, 10/1/39	A2	132,766
			294,095
	HAWAII (1.2%)
485,000	City & County Honolulu Hawaii Wastewater System Revenue, Revenue Bonds, Senior Ser. A, 5.25%, 7/1/36	Aa2	542,472
100,000	City & County Honolulu Hawaii, General Obligation Unlimited, Ser. A, 5.00%, 10/1/38	Aa1	117,422
			659,894
	IDAHO (0.5%)
250,000	Idaho State Building Authority, Revenue Bonds, 5.00%, 9/1/40	Aa2	278,845
	ILLINOIS (2.8%)
100,000	Cook County Forest Preserve District, General Obligation Unlimited, Ser. C, 5.00%, 12/15/37	A2	106,938
200,000	Cook County, General Obligation Unlimited, Ser. C, 4.25%, 11/15/19	A2	208,388
250,000	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Ser. B, 5.00%, 7/1/26	A2	277,650
150,000	Illinois State Toll Highway Authority, Revenue Bonds, Ser. C, 5.00%, 1/1/37	Aa3	171,649
190,000	Kane Kendall Etc Counties Community College District No. 516, General Obligation Unlimited, Ser. A, 5.00%, 12/15/20	Aa1	207,391
100,000	Metropolitan Water Reclamation District of Greater Chicago, General Obligation Unlimited, Ser. A, 5.00%, 12/1/44	AA+*	112,863
500,000	Northern Illinois Municipal Power Agency, Revenue Bonds, Prairie State Project, Ser. A, NATL-RE Insured, 5.00%, 1/1/20	A2	500,000
			1,584,879
	IOWA (0.1%)
50,000	Iowa Finance Authority, Health Care Facility, Genesis Health System, Revenue Bonds, 5.00%, 7/1/22	A1	56,727
	KENTUCKY (0.2%)
125,000	Louisville & Jefferson County Visitors and Convention Commission, Revenue Bonds, 4.00%, 6/1/23	A2	136,618
	LOUISIANA (1.6%)
	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds:
300,000	City of Bossier City, 5.00%, 11/1/26	Aa3	359,613
250,000	Parish of East Baton Rouge Road Improvements, 5.00%, 8/1/24	Aa3	281,715
145,000	State of Louisiana Gasoline & Fuels Tax Revenue, Revenue Bonds, Ser. C-1, 5.00%, 5/1/30	Aa3	165,301
85,000	State of Louisiana Highway Improvement Revenue, Revenue Bonds, Ser. A, 5.00%, 6/15/28	A1	100,415
			907,044
	MAINE (0.6%)
200,000	Maine State Health & Higher Educational Facilities Authority Revenue, Refunding Revenue Bonds, Colby College, Ser. A, 5.00%, 7/1/39	Aa2	231,750
100,000	Maine Turnpike Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	110,476
			342,226
See Notes to Financial Statements.

December 31, 2017

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.0%) (continued)
	MARYLAND (0.5%)
$130,000	City of Baltimore, Maryland Subordinate (Water Projects), Revenue Bonds, Ser. A, 5.00%, 7/1/31	A1	$156,150
100,000	County of Anne Arundel, Maryland, General Obligation Limited, 5.00%, 10/1/36	**	119,871
			276,021
	MASSACHUSETTS (4.1%)
500,000	Massachusetts Bay Transportation Authority, Revenue Assessment Bonds, Ser. A, 4.00%, 7/1/37	Aa1	528,640
175,000	Massachusetts Bay Transportation Authority, Revenue Bonds, Ser. A-1, 5.00%, 7/1/36	Aa3	210,788
	Massachusetts Development Finance Agency:
500,000	Harvard University, Revenue Bonds, Ser. B-2, 5.25%, 2/1/34	Aaa	553,635
75,000	Partners Healthcare, Revenue Bonds, Ser. L, 5.00%, 7/1/36	Aa3	82,212
500,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	Aa2	638,465
250,000	Massachusetts School Building Authority Sales Tax Revenue, Revenue Bonds, Senior Ser. B, 5.00%, 10/15/41	Aa2	276,132
			2,289,872
	MINNESOTA (0.3%)
150,000	State of Minnesota Public Facilities Authority Revenue, Refunding Revenue Bonds, Ser. B, 5.00%, 3/1/28	Aaa	183,599
	MISSISSIPPI (0.6%)
300,000	Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds, Forest County General Hospital, 5.25%, 1/1/28	A2	317,382
	MISSOURI (0.5%)
120,000	Health & Educational Facilities Authority of the State of Missouri (Mercy Health), Refunding Revenue Bonds, Ser. C, 4.00%, 11/15/37	Aa3	128,274
150,000	Metropolitan State Louis Sewer District, Waste Water System Improvement, Refunding Revenue Bonds, Ser. B, 5.00%, 5/1/31	Aa1	178,500
			306,774
	NEBRASKA (1.2%)
285,000	Central Plains Energy Project, Revenue Bonds, Project No. 3, 5.00%, 9/1/21	A3	313,970
95,000	Public Power Generation Agency, Revenue Bonds, Ser. A, 5.00%, 1/1/38	A2	110,081
250,000	University of Nebraska, Lincoln Student, Revenue Bonds, 4.00%, 7/1/33	Aa1	267,055
			691,106
	NEVADA (0.5%)
250,000	City of Henderson, Nevada Refunding, General Obligation Limited, 4.00%, 6/1/31	Aa2	270,835
	NEW HAMPSHIRE (0.2%)
95,000	New Hampshire Health and Education Facilities Authority Act, University System of New Hampshire Issue, Refunding Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	113,104
	NEW JERSEY (4.7%)
170,000	New Jersey Economic Development Authority, Refunding Revenue Bonds, Ser. B, 5.00%, 11/1/27	Baa1	195,777
	New Jersey Institute of Technology, Revenue Bonds:
30,000	Prerefunded, Ser. A, 5.00%, 7/1/42	**	34,169
70,000	Unrefunded, Ser. A, 5.00%, 7/1/42	A1	78,090
1,000,000	New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	Aaa	1,109,340
	New Jersey State Health Care Facilities Financing Authority, Hospital Asset Transformation Program, Revenue Bonds:
55,000	Prerefunded, Ser. A, 5.25%, 10/1/18	**	56,532
190,000	Unrefunded, Ser. A, 5.25%, 10/1/18	Baa1	194,834
150,000	New Jersey State Health Care Facilities Financing Authority, Revenue Bonds, Ser. A, 4.00%, 7/1/26	A1	161,196
	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Transportation System:
245,000	Ser. A, AMBAC Insured, 4.75%, 12/15/37	Baa1	245,502
250,000	Ser. B, 5.00%, 6/15/18	Baa1	253,340
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.0%) (continued)
	NEW JERSEY (4.7%) (continued)
	New Jersey State Turnpike Authority, Revenue Bonds:
$165,000	Ser. A, 5.00%, 1/1/29	A2	$187,546
100,000	Ser. F, 5.00%, 1/1/35	A2	112,973
			2,629,299

	NEW MEXICO (0.7%)
140,000	County of Santa Fe New Mexico Gross Receipts Tax Revenue, Revenue Bonds, Ser. A, 4.00%, 6/1/20	Aa3	147,505
200,000	State of New Mexico, Severance Tax Permanent Fund, Revenue Bonds, Ser. A, 5.00%, 7/1/24	Aa2	237,310
			384,815
	NEW YORK (10.4%)
150,000	County of Saratoga, New York Public Improvement Bonds, General Obligation Unlimited, Ser. A, 4.00%, 7/15/21	Aa2	152,056
400,000	Housing Finance Agency, Revenue Bonds, Ser. A, 5.00%, 3/15/39	Aa1	416,920
	Long Island Power Authority, Revenue Bonds:
110,000	Ser. B, 5.00%, 9/1/23	A3	125,034
175,000	Ser. B, 5.00%, 9/1/41	A3	204,715
	Metropolitan Transportation Authority, New York:
200,000	Revenue Bonds, Ser. A, AGM Insured, 5.00%, 11/15/36	A1	223,560
500,000	Revenue Bonds, Subser. C-1, 5.00%, 11/15/34	A1	587,580
100,000	New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Ser. 1, 4.00%, 7/15/36	Aa2	108,578
170,000	New York Convention Center Development Corp., Hotel Unit Fee Secured, Refunding Revenue Bonds, 5.00%, 11/15/40	Aa3	195,461
	New York State Dormitory Authority, Revenue Bonds:
100,000	Barnard College, Ser. A, 5.00%, 7/1/30	A1	118,717
100,000	Cornell University, Ser. A, 5.00%, 7/1/40	Aa1	107,543
50,000	Memorial Sloan-Kettering Cancer Center, 5.00%, 7/1/25	Aa3	55,997
500,000	State Personal Income Tax Education, Ser. B, 5.00%, 3/15/28	Aa1	520,845
150,000	State Personal Income Tax Revenues General Purpose, Ser. A, 4.50%, 3/15/35	Aa1	158,644
250,000	State Personal Income Tax Revenues General Purpose, Ser. A, 5.00%, 2/15/23	Aa1	288,800
150,000	State Personal Income Tax Revenues, Ser. B, Group C, 5.00%, 2/15/38	Aa1	174,306
500,000	New York State Environmental Facilities Corp., Revolving Funds Revenue Bonds, Ser. B, 5.00%, 6/15/28	Aaa	507,675
	New York State Urban Development Corp., State Personal Income Tax Revenue:
250,000	Revenue Bonds, Ser. A, 5.00%, 3/15/28	Aa1	303,867
135,000	Revenue Bonds, Ser. A, 5.00%, 3/15/29	Aa1	158,158
150,000	New York State, General Obligation Unlimited, Fiscal 2015, Ser. A, 5.00%, 8/1/26	Aa2	177,198
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Seventy-First Series, 4.00%, 7/15/38	Aa3	105,092
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Sixty-Sixth Series, General Obligation of Authority Insured, 5.00%, 7/15/33	Aa3	109,653
325,000	Port Authority of New York & New Jersey, Revenue Bonds, 194th Series, 5.00%, 10/15/41	Aa3	382,886
	Triborough Bridge & Tunnel Authority, Revenue Bonds:
250,000	FSA-CR AGM-CR MBIA Insured, 5.50%, 11/15/19	A1	267,712
250,000	Ser. B, 5.00%, 11/15/36	Aa3	300,740
85,000	Utility Debt Securitization Authority, Restructuring Refunding Revenue Bonds, Ser. A, 5.00%, 12/15/35	Aaa	102,099
			5,853,836
	NEW YORK CITY (5.9%)
250,000	City of New York, General Obligation Unlimited, Fiscal 2012, Ser. A-1, 5.00%, 8/1/32	Aa2	275,767
250,000	Housing Development Corp., Revenue Bonds, Ser. D-1-B, 4.20%, 5/1/37	Aa2	263,628
	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds:
250,000	Ser. DD, 4.50%, 6/15/38	Aa1	252,400
100,000	Ser. DD, 5.00%, 6/15/34	Aa1	114,859
See Notes to Financial Statements.

December 31, 2017

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.0%) (continued)
	NEW YORK CITY (5.9%) (continued)
$65,000	Ser. EE, 5.00%, 6/15/45	Aa1	$74,874
60,000	Ser. FF, 5.00%, 6/15/45	Aa1	66,976
150,000	Municipal Water Finance Authority, Water and Sewer System Revenue, Second General Resolution Revenue Bonds, Ser. GG-1, 5.25%, 6/15/32	Aa1	157,284
	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds:
300,000	Fiscal 2011, Ser. D, 5.00%, 2/1/35	Aa1	326,262
150,000	Subordinated Future Tax Secured, Ser. A, 5.00%, 5/1/30	Aa1	156,833
120,000	Subordinated Future Tax Secured, Subser. A-1, 5.00%, 8/1/26	Aa1	143,472
150,000	Subordinated Future Tax Secured, Subser. B-1, 5.00%, 8/1/32	Aa1	180,456
200,000	Subser. A-1, 5.00%, 8/1/31	Aa1	234,384
200,000	Subser. B-1, 5.00%, 8/1/39	Aa1	231,200
250,000	Subser. E-1, 5.00%, 2/1/32	Aa1	298,075
245,000	Subser. E-1, 5.00%, 2/1/40	Aa1	287,782
250,000	Trust for Cultural Resources Revenue, Refunding Bonds, Museum of Modern Art, Ser. 1A, 5.00%, 4/1/28	Aa2	256,655
			3,320,907
	NORTH CAROLINA (3.2%)
100,000	City of Charlotte NC Airport Revenue, Revenue Bonds, Ser. A, 5.00%, 7/1/31	Aa3	122,243
305,000	Nash Health Care Systems Health Care Facilities Revenue, Revenue Bonds, 4.50%, 11/1/37	BBB+*	317,164
385,000	North Carolina Medical Care Commission, Refunding Revenue Bonds, Wakemed, Ser. A, 4.13%, 10/1/38	A2	405,012
300,000	North Carolina Medical Care Commission, Revenue Bonds, Duke University Health System, Ser. A, 5.00%, 6/1/42	Aa2	334,677
85,000	North Carolina Medical Care Commission, Revenue Bonds, Wake Forest Baptist Obligated Group, Ser. B, 5.00%, 12/1/24	A2	97,077
195,000	Raleigh Durham Airport Authority, Revenue Bonds, Ser. A, 5.00%, 5/1/36	Aa3	207,546
315,000	State of North Carolina Capital Improvement Obligation, Revenue Bonds, Ser. C, 3.50%, 5/1/27	Aa1	332,426
			1,816,145
	NORTH DAKOTA (0.9%)
290,000	City of Fargo, North Dakota, Improvement Refunding Bonds, General Obligation Unlimited, Ser. E, 5.00%, 5/1/25	Aa1	343,734
135,000	North Dakota Public Finance Authority, State Revolving Fund Program, Revenue Bonds, Ser. A, 5.00%, 10/1/26	Aaa	150,832
			494,566
	OHIO (2.2%)
200,000	City of Akron, Ohio Community Learning Centers, Refunding Revenue Bonds, Ser. A, 5.00%, 12/1/28	AA+*	226,384
250,000	City of Cleveland, Ohio Water Pollution Control, Green Bonds, Revenue Bonds, 5.00%, 11/15/45	Aa3	290,500
80,000	City of Columbus, Ohio Library Fund Facilities Notes, Revenue Bonds, Unrefunded, Ser. 1, 5.00%, 12/1/23	**	87,490
325,000	Cleveland Department of Public Utilities Division of Water Revenue, Revenue Bonds, Senior Lien Ser. X, 3.63%, 1/1/37	Aa1	330,996
250,000	Country of Franklin, Ohio Hospital Facilities Revenue, Revenue Bonds, 5.00%, 5/15/45	Aa2	286,553
			1,221,923
	OKLAHOMA (0.5%)
250,000	Oklahoma Capital Improvement Authority, Revenue Bonds, 5.00%, 10/1/23	AA-*	277,590
	OREGON (0.3%)
150,000	Oregon State Department of Administrative Services Lottery Revenue, Revenue Bonds, Ser. D, 5.00%, 4/1/28	Aa2	180,540
	PENNSYLVANIA (4.4%)
200,000	Central Bradford Progress Authority, Guthrie Healthcare System, Revenue Bonds, 5.00%, 12/1/31	AA-*	221,972
500,000	Delaware River Pennsylvania, Joint Toll Bridge Commission, Revenue Bonds, 5.00%, 7/1/36	A1	593,445
500,000	Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Revenue Bonds, Ser. AS, 5.00%, 6/15/28	Aa3	599,735
100,000	Pennsylvania Infrastructure Investment Authority, Revenue Bonds, Ser. A, 4.00%, 5/15/32	AAA*	108,978
250,000	Pennsylvania Turnpike Commission, Motor License, Refunding Revenue Bonds, 5.00%, 12/1/35	A2	292,820
300,000	Pittsburgh Public Schools, General Obligation Limited, Ser. B, State Aid Withholding Insured, 4.00%, 9/1/22	Aa2	320,526
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.0%) (continued)
	PENNSYLVANIA (4.4%) (continued)
$100,000	University of Pittsburgh-of the Commonwealth System of Higher Education, Capital Project Revenue Bonds, Ser. B, 5.00%, 9/15/19	Aa1	$104,133
225,000	York County Pennsylvania, General Obligation Unlimited, 4.75%, 3/1/36	AA*	242,838
			2,484,447
	SOUTH CAROLINA (2.7%)
500,000	Charleston County South Carolina, Capital Improvement Transportation Sales Tax, General Obligation Unlimited, State Aid Withholding Insured, 4.00%, 11/1/29	Aaa	539,345
350,000	Charleston South Carolina Waterworks & Sewer Revenue, Refunding and Capital Improvement Revenue Bonds, 5.00%, 1/1/35	Aaa	384,013
195,000	South Carolina Jobs-Economic Development Authority, Refunding and Improvement Revenue Bonds, Palmetto Health, 5.75%, 8/1/39	Baa1	203,906
325,000	South Carolina Public Service Authority, Revenue Bonds, Ser. A, 5.00%, 12/1/38	A1	370,662
			1,497,926
	TENNESSEE (0.9%)
100,000	City Of Memphis, Tennessee Gas System Revenue Bonds, 5.00%, 12/1/26	Aa1	123,272
250,000	Shelby County Health Educational & Housing Facilities Board, Revenue Bonds, Methodist Le Bonheur Healthcare, 5.00%, 5/1/42	A1	271,680
80,000	Tennessee Housing Development Agency, Revenue Bonds, Ser. 1C, 3.05%, 1/1/24	Aa1	83,670
			478,622
	TEXAS (8.2%)
170,000	Brushy Creek Regional Utility Authority, Inc., Water Treatment & Distributions Project, Revenue Bonds, 5.00%, 8/1/34	AA-*	200,326
	City of Arlington, Texas Special Tax Revenue, Refunding Bonds:
125,000	Prerefunded, 5.00%, 8/15/28	**	129,768
60,000	Prerefunded, 5.00%, 8/15/28	**	62,288
140,000	Unrefunded, 5.00%, 8/15/28	A1	145,419
65,000	City of Austin Texas, Water & Wastewater System Revenue, Revenue Bonds, 5.00%, 11/15/32	Aa2	72,399
160,000	City of Corpus Christi, Texas General Improvement Bonds, 5.00%, 3/1/24	Aa2	187,690
100,000	City of Dallas, Unrefunded General Obligation Limited, Refunding Bonds, 5.00%, 2/15/23	A1	112,260
160,000	City of El Paso Texas, Water & Sewer Revenue, Improvement Refunding Revenue Bonds, Ser. A, 5.00%, 3/1/23	AA+*	180,091
65,000	City of Houston Texas, Combined Utility System Revenue, Revenue Bonds, Ser. D, 5.00%, 11/15/42	AA*	73,099
	City of Houston, Texas Public Improvement, General Obligation Limited:
135,000	5.00%, 3/1/25	**	140,480
15,000	5.00%, 3/1/25	Aa3	15,573
125,000	City of Leander, Texas Certificates of Obligation, Parking Facility Improvements, General Obligation Limited, 5.00%, 8/15/32	Aa2	146,188
70,000	City of Lubbock, Texas Certificates of Obligation, Waterworks System, General Obligation Limited, 5.00%, 2/15/23	Aa2	80,532
150,000	City of San Antonio Texas, Electric & Gas Systems Revenue, Revenue Bonds, 5.00%, 2/1/39	Aa1	178,539
200,000	City of San Antonio Texas, Water System Revenue, Junior Lien, Refunding Revenue Bonds, Ser. B, 5.00%, 5/15/32	Aa2	236,692
275,000	Dallas Area Rapid Transit, Revenue Bonds, Ser. A, 5.00%, 12/1/36	Aa2	322,556
200,000	Harris County, Texas Unlimited Tax Road, General Obligation Unlimited, Ser. A, 5.00%, 10/1/28	Aaa	242,524
	Lower Colorado River Authority, Revenue Bonds:
250,000	Ser. A, 5.00%, 5/15/31	A1	279,070
250,000	Ser. B, 5.00%, 5/15/23	A2	288,392
200,000	Olmos Park Higher Education Facilities Corp., Refunding Revenue Bonds, University of the Incarnate Word, 5.00%, 12/1/23	A3	224,542
100,000	State of Texas, Transportation Commission, Highway Improvement, 5.00%, 4/1/25	Aaa	118,623
150,000	State of Texas, Water Financial Assistance, General Obligation Unlimited, Ser. A, 3.00%, 8/1/35	Aaa	150,604
275,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Ser. A, 5.00%, 11/15/38	Aa3	306,897
300,000	Texas City Independent School District, General Obligation Unlimited, PSF-GTD Insured, 5.00%, 8/15/24	Aaa	358,590
See Notes to Financial Statements.

December 31, 2017

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.0%) (continued)
	TEXAS (8.2%) (continued)
$200,000	Texas Water Development Board, Revenue Bonds, Ser. A, 5.00%, 10/15/27	AAA*	$242,720
100,000	Trinity River Authority Central Regional Wastewater System Revenue, Revenue Bonds, 5.00%, 8/1/33	AAA*	120,890
			4,616,752
	VERMONT (0.9%)
200,000	Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Saint Michael’s College, 5.00%, 10/1/42	Baa1	214,354
250,000	Vermont Municipal Bond Bank, Revenue Bonds, Ser. 1, 5.00%, 12/1/29	Aa1	273,408
			487,762
	WASHINGTON (3.3%)
250,000	City of Seattle Washington, Limited Tax Improvement Bonds, General Obligation Limited, 4.25%, 3/1/28	Aaa	263,368
165,000	County of King Washington Refunding, General Obligation Limited, Ser. E, 5.00%, 12/1/30	Aaa	199,975
100,000	County of Pierce Washington, Sewer Revenue, Revenue Bonds, 4.00%, 8/1/37	Aa3	105,738
250,000	Port of Seattle Washington, Revenue Refunding Bonds, Ser. A, 5.00%, 8/1/33	A1	278,130
200,000	Seattle Museum Development Authority, Special Obligation Refunding Bonds, Municipal Government Guaranteed, 5.00%, 4/1/26	Aaa	236,338
350,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Ser. A, 4.25%, 10/1/37	Aa3	368,928
100,000	Washington State, Motor Vehicle Fuel Tax, General Obligation Unlimited, Ser. B, 5.00%, 7/1/24	Aa1	119,058
250,000	Washington State, Water Utility Improvements, General Obligation Unlimited, Ser. A, 5.00%, 8/1/37	Aa1	295,650
			1,867,185
	WISCONSIN (1.5%)
150,000	City of Madison Wisconsin Water Utility Revenue, Revenue Bonds, 4.00%, 1/1/32	Aa2	157,472
165,000	Wisconsin Department of Transportation, Revenue Bonds, Ser. 2, 5.00%, 7/1/24	Aa2	187,240
200,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, Froedtert Health, Ser. A, 5.00%, 4/1/23	AA-*	228,192
250,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Ser. B, 5.00%, 2/15/24	A-*	279,387
			852,291
	WYOMING (0.4%)
220,000	Laramie County Wyoming, Revenue Bonds, Cheyenne Regional Medical Center Project, 5.00%, 5/1/42	A*	240,020
	TOTAL LONG-TERM MUNICIPAL SECURITIES (98.0%) (Cost $54,076,933)		$55,065,355
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (2.0%)		1,097,517
	NET ASSETS (100.0%)		$56,162,872
*
Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s.

**
Security no longer rated by Moody’s or Standard & Poor’s.

(1)
Zero coupon bond.

AGM
Assured Guaranty Municipal.

AGM-CR
Assured Guaranty Municipal Credit Risk.

AMBAC
American Municipal Bond Assurance Corporation.

FSA-CR
Financial Security Assurance Credit Risk.

MBIA
Municipal Bond Investors Assurance Corporation.

NATL-RE
National Public Finance Guarantee Corporation.

PSF-GTD
Permanent School Fund Guaranteed.

See Notes to Financial Statements.

Schedule of Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Long-Term Municipal Securities*	$—	$55,065,355	$—	$55,065,355
Total Investments in Securities	$—	$55,065,355	$—	$55,065,355
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at December 31, 2017

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Assets:
Investments in securities, at value*	$62,396,126	$55,065,355
Cash	—	497,836
Interest receivable	458,983	681,466
Receivable for securities sold	108,633	—
Prepaid expenses	9,628	9,192
Receivable for securities lending income	387	—
Receivable for capital shares sold	110	10
Other receivables	4	—
Total Assets	62,973,871	56,253,859
Liabilities:
Payable upon return of securities on loan (Note 1G)	1,168,608	—
Payable for capital shares redeemed	71,473	7,391
Due to custodian	58,624	—
Dividends payable to shareholders	22,092	21,349
Accrued expenses:
Advisory fee	7,163	23,852
Service and distribution plan fees	13,157	—
Directors’ fees and expenses	287	287
Other	46,442	38,108
Total Liabilities	1,387,846	90,987
Net Assets	$61,586,025	$56,162,872
Net assets consist of:
Capital stock, at $0.01 par value (authorized unlimited shares and 65,000,000 shares, respectively)	$41,235	$56,968
Additional paid-in capital	61,509,719	55,138,422
Undistributed/(distributions in excess of) net investment income	6,319	(20,940)
Accumulated net realized loss on investments and futures	(763,694)	—
Net unrealized appreciation/(depreciation) of:
Investments	792,446	988,422
Net Assets	$61,586,025	$56,162,872
Net Asset Value Per Share
Net Assets	$61,586,025	$56,162,872
Shares Outstanding	4,123,534	5,696,813
Net Asset Value, Offering and Redemption Price per Outstanding Share	$14.94	$9.86
* Includes securities on loan of	$2,124,203	$—
Cost of investments	$61,603,680	$54,076,933
See Notes to Financial Statements.

Statements of Operations
for the Year Ended December 31, 2017

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Investment Income:
Interest	$1,920,738	$2,068,316
Dividends	1,879	—
Securities lending income	5,613	—
Total Income	1,928,230	2,068,316
Expenses:
Advisory fees	321,019	293,889
Service and distribution plan fees	160,509	146,945
Transfer agent fees	89,234	46,990
Custody and accounting fees	70,470	58,399
Auditing and legal fees	60,917	36,439
Printing and postage	32,612	20,448
Registration and filing fees	21,704	23,288
Directors’ fees and expenses	8,266	7,553
Insurance fees	4,739	4,473
Tax service fees	2,604	2,359
Other	10,476	7,571
Total Expenses Before Fees Waived (See Note 5)	782,550	648,354
Less: Service and Distribution Plan Fees Waived	—	(146,945)
Less: Advisory Fees Waived and Expenses Reimbursed	(146,933)	—
Net Expenses	635,617	501,409
Net Investment Income	1,292,613	1,566,907
Net Realized and Unrealized Gain/(Loss) on Investments and Futures:
Net Realized Gain/(Loss) From:
Investments	(9,219)	157,345
Futures contracts	20,395	—
	11,176	157,345
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	905,175	551,496
Futures contracts	(11,907)	—
	893,268	551,496
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Futures	904,444	708,841
Net Increase in Net Assets from Operations	$2,197,057	$2,275,748
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Years Ended December 31, 2017 and 2016

	Value Line Core Bond Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$1,292,613	$1,238,845
Net realized gain on investments and futures	11,176	212,665
Change in net unrealized appreciation/(depreciation) on investments and futures	893,268	153,814
Net increase in net assets from operations	2,197,057	1,605,324
Distributions to Shareholders from:
Net investment income	(1,442,581)	(1,228,482)
Total distributions	(1,442,581)	(1,228,482)
Share Transactions:
Proceeds from sale of shares	1,813,316	3,020,608
Proceeds from reinvestment of dividends to shareholders	1,289,368	1,091,648
Cost of shares redeemed	(8,699,843)	(10,134,472)
Net decrease in net assets from capital share transactions	(5,597,159)	(6,022,216)
Total decrease in net assets	(4,842,683)	(5,645,374)
Net Assets:
Beginning of year	66,428,708	72,074,082
End of year	$61,586,025	$66,428,708
Distributions in excess of net investment income, and undistributed net investment income included in net assets, at end of year	$6,319	$11,750
Capital Share Transactions:
Shares sold	121,277	199,855
Shares issued to shareholders in reinvestment of dividends	86,324	72,455
Shares redeemed	(582,487)	(673,777)
Net decrease	(374,886)	(401,467)
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Years Ended December 31, 2017 and 2016

	The Value Line Tax Exempt Fund, Inc.
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$1,566,907	$1,860,300
Net realized gain on investments	157,345	518,792
Change in net unrealized appreciation/(depreciation) on investments and futures	551,496	(2,506,246)
Net increase/(decrease) in net assets from operations	2,275,748	(127,154)
Distributions to Shareholders from:
Net investment income	(1,566,908)	(1,859,910)
Total distributions	(1,566,908)	(1,859,910)
Share Transactions:
Proceeds from sale of shares	780,555	536,053
Proceeds from reinvestment of dividends to shareholders	1,277,488	1,514,607
Cost of shares redeemed	(9,400,690)	(6,305,857)
Net decrease in net assets from capital share transactions	(7,342,647)	(4,255,197)
Total decrease in net assets	(6,633,807)	(6,242,261)
Net Assets:
Beginning of year	62,796,679	69,038,940
End of year	$56,162,872	$62,796,679
Distributions in excess of net investment income included in net assets, at end of year	$(20,940)	$(20,939)
Capital Share Transactions:
Shares sold	79,373	52,851
Shares issued to shareholders in reinvestment of dividends	129,585	150,231
Shares redeemed	(955,662)	(625,523)
Net decrease	(746,704)	(422,441)
See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Core Bond Fund
	Years Ended December 31,				Period Ended December 31,	Year Ended January 31,
	2017	2016	2015	2014(1)	2013(2)	2013
Net asset value, beginning of year	$14.77	$14.71	$14.94	$14.55	$15.21	$14.76
Income/(loss) from investment operations:
Net investment income	0.34	0.26	0.26	0.27	0.18	0.78
Net gains/(losses) on securities (both realized and unrealized)	0.17	0.06	(0.23)	0.38	(0.66)	0.45
Total from investment operations	0.51	0.32	0.03	0.65	(0.48)	1.23
Redemption fees	—	—	—	—	—	0.00(3)
Less distributions:
Dividends from net investment income	(0.34)	(0.26)	(0.26)	(0.26)	(0.15)	(0.78)
Distributions from net realized gains	—	—	—	—	—	(0.00)(3)
Distributions from return of capital	—	—	—	—	(0.03)	—
Total distributions	(0.34)	(0.26)	(0.26)	(0.26)	(0.18)	(0.78)
Net asset value, end of year	$14.94	$14.77	$14.71	$14.94	$14.55	$15.21
Total return	3.47%	2.16%	0.22%	4.49%	(3.13)%(4)	8.49%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$61,586	$66,429	$72,074	$79,297	$85,045	$30,550
Ratio of gross expenses to average net assets*	1.22%	1.20%	1.17%	1.26%	1.30%(5)	1.62%
Ratio of net expenses to average net assets**	0.99%	0.99%	0.89%	1.01%	1.15%(5)	1.32%
Ratio of net investment income to average net assets	2.01%	1.74%	1.75%	1.96%	1.17%(5)	5.18%
Portfolio turnover rate	35%	32%	34%	111%	61%(4)	103%
*
Ratio reflects expenses grossed up for the waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor.

**
Ratio reflects expenses net of the waiver/reimbursement of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor.

(1)
A 3 to 1 reverse stock split occurred on October 17, 2014. The 3 to 1 reverse stock split has been retroactively applied to the per share data listed above that occurred prior to October 17, 2014.

(2)
Period from February 1, 2013 to December 31, 2013.

(3)
Amount is less than $.01 per share.

(4)
Not annualized.

(5)
Annualized.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	The Value Line Tax Exempt Fund, Inc.
	Years Ended December 31,			Period Ended December 31	Year Ended February 28,
	2017	2016	2015	2014(1)	2014	2013
Net asset value, beginning of year	$9.75	$10.06	$10.08	$9.87	$10.31	$10.14
Income/(loss) from investment operations:
Net investment income	0.26	0.28	0.27	0.22	0.27	0.26
Net gains/(losses) on securities (both realized and unrealized)	0.11	(0.31)	(0.02)	0.21	(0.44)	0.17
Total from investment operations	0.37	(0.03)	0.25	0.43	(0.17)	0.43
Less distributions:
Dividends from net investment income	(0.26)	(0.28)	(0.27)	(0.22)	(0.27)	(0.26)
Net asset value, end of year	$9.86	$9.75	$10.06	$10.08	$9.87	$10.31
Total return	3.86%	(0.38)%	2.54%	4.38%(2)	(1.55)%	4.33%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$56,163	$62,797	$69,039	$75,533	$78,045	$91,124
Ratio of gross expenses to average net assets*	1.10%	0.99%	1.11%	1.19%(3)	1.08%	1.24%
Ratio of net expenses to average net assets**	0.85%	0.74%	0.86%	0.94%(3)	0.83%	0.99%
Ratio of net investment income to average net assets	2.67%	2.75%	2.71%	2.61%(3)	2.79%	2.58%
Portfolio turnover rate	10%	18%	6%	4%(2)	11%	28%
*
Ratio reflects expenses grossed up for the waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor.

**
Ratio reflects expenses net of the waiver/reimbursement of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor.

(1)
Period from March 1, 2014 to December 31, 2014.

(2)
Not annualized.

(3)
Annualized.

See Notes to Financial Statements.

Notes to Financial Statements	December 31, 2017

1.   Significant Accounting Policies
Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The primary investment objective of the Value Line Core Bond Fund is to maximize current income. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The primary investment objective of The Value Line Tax Exempt Fund, Inc. is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the fund’s total net assets by the fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as instructed. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require

Notes to Financial Statements (continued)

additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the year ended December 31, 2017, there were no transfers between Level 1, Level 2, and Level 3 assets for each Fund.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the year ended December 31, 2017, there were no Level 3 investments in either Fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Futures:   The Value Line Core Bond Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies.
At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.
Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.
As of December 31, 2017, the Value Line Core Bond Fund had no open futures contracts.
(D) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.

December 31, 2017

As of December 31, 2017, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. Value Line Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(E) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.
The dividends and distributions were as follows:
	Year Ended December 31, 2017	Year Ended December 31, 2016
Value Line Core Bond Fund
Dividends per share from net investment income	$0.3388	$0.2611
The Value Line Tax Exempt Fund, Inc.
Dividends per share from net investment income	$0.2628	$0.2779
The Value Line Core Bond Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Funds may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Funds as a purchase transaction and a sale transaction in which the Funds realize a gain or loss. The Funds’ use of TBA rolls may cause the Funds to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
The Value Line Core Bond Fund may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statements of Operations.
Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. declares and pays dividends monthly. Net realized capital gains if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.
(F) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(G) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Value Line Core Bond Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Fund attempts to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay

Notes to Financial Statements (continued)

in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income” in the Statements of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of December 31, 2017, the Funds were not invested in joint repurchase agreements.
As of December 31, 2017, the Value Line Core Bond Fund loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
Value Line Core Bond Fund	$2,124,203	$2,165,670	$2,168,953
*
Value Line Core Bond Fund received cash collateral of  $1,168,608, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Core Bond Fund received non-cash collateral of  $997,062 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities for the year ended December 31, 2017.
	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$649,438	$—	$—	$—	$649,438
U.S. Government Agency Obligations	519,170	—	—	—	519,170
Total Borrowings	$1,168,608	$—	$—	$—	$1,168,608
Gross amount of recognized liabilities for securities lending transactions					$1,168,608

December 31, 2017

(H) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the year ended December 31, 2017, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Core Bond Fund	$18,044,568	$17,233,114	$4,430,349	$4,622,065
The Value Line Tax Exempt Fund, Inc.	5,856,800	11,663,356	—	—
4. Income Taxes
At December 31, 2017, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments	Undistributed ordinary income	Undistributed long-term gain	Undistributed tax exempt income
Value Line Core Bond Fund	$61,610,297	$1,333,779	$(547,950)	$785,829	$28,411	$—	$—
The Value Line Tax Exempt Fund, Inc.	54,076,933	1,353,065	(364,643)	988,422	—	—	409
For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.
As of December 31, 2017, the Funds had realized capital loss carryforward, for federal income tax purposes, available to be used to offset future realized capital gains, as follows;
Fund	Expiring December 31, 2018	Unlimited Short-Term Losses	Unlimited Long-Term Losses
Value Line Core Bond Fund	$—	$722,776	$—

Notes to Financial Statements (continued)

During the year ended December 31, 2017, the Funds utilized capital loss carryforwards, as follows;
Fund	Amount
The Value Line Tax Exempt Fund, Inc.	$157,345
During the year ended December 31, 2017, The Value Line Tax Exempt Fund, Inc. had capital loss carryforwards of $919,666 for U.S. federal income tax purposes expired.
To the extent that current or future capital gains are offset by capital losses, the Funds do not anticipate distributing any such gains to shareholders.
It is uncertain whether the Funds will be able to realize the benefits of the losses before they expire.
Net realized gain/(loss) differs from financial statements and tax purposes primarily due to wash sales and return of capital from investments in REITs.
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts.
A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) undistributed net investment income, accumulated net realized gain, and additional paid-in capital for the Funds as follows:
Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Additional Paid-In Capital
Value Line Core Bond Fund	$144,537	$(144,537)	$—
The Value Line Tax Exempt Fund, Inc.	—	919,666	(919,666)
These reclassifications were primarily due to foreign currency gains/(losses) and expiring capital loss carryforwards. Net assets were not affected by these reclassifications.
During the year ended December 31, 2017, as permitted under federal income tax regulations, the Value Line Core Bond Fund elected to defer $34,301 of post October capital losses.
The tax composition of distributions paid to shareholders during fiscal year ended 2017 and 2016, were as follows:
Value Line Core Bond Fund	Year Ended December 31, 2017	Year Ended December 31, 2016
Distributions Paid From:
Ordinary income	$1,442,581	$1,228,482
Long-term capital gain	—	—
Total distributions paid	$1,442,581	$1,228,482
The Value Line Tax Exempt Fund, Inc.	Year Ended December 31, 2017	Year Ended December 31, 2016
Distributions Paid From:
Tax exempt income	$1,565,412	$1,858,077
Taxable ordinary income	1,496	1,833
Total	$1,566,908	$1,859,910
5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
For the Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. advisory fees were computed at an annual rate of 0.50% of the Funds’ average daily net assets during the year, prior to any fee waivers. The Funds’ advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser

December 31, 2017

also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. The Adviser has no right to recoup previously contractually waived amounts prior to July 15, 2015. For the year ended December 31, 2017, the below Advisory fees were paid or payable to the Adviser and waived by the Adviser:
Fund	Advisory Fee	Waived Amount
Value Line Core Bond Fund	$321,019	$146,933
The Value Line Tax Exempt Fund, Inc.	293,889	—
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets. The Distributor has no right to recoup previously contractually waived amounts. For the year ended December 31, 2017, the below 12b-1 fees were paid or payable to the Distributor and waived by the Distributor:
Fund	Distribution & Service Fees	Waived Amount
Value Line Core Bond Fund	$160,509	$—
The Value Line Tax Exempt Fund, Inc.	146,945	146,945
Effective July 15, 2015 the management fee waiver was discontinued and replaced by the Expense Limitation for the Value Line Core Bond Fund. The Adviser and the Distributor have agreed to waive a portion of their advisory and Rule 12b-1 fee and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.99% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2018 only with the agreement of the Fund’s Board. For the year ended December 31, 2017 the Adviser waived fees in the amount of  $146,933. As of December 31, 2017, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Value Line Core Bond Fund
Expiration	Fees Waived and Reimbursed by the Adviser
December 31, 2018	$78,033
December 31, 2019	146,308
December 31, 2020	146,933
During the year ended December 31, 2017, the Fund did not make any repayments to the Adviser and Distributor for previously waived and reimbursed fees.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Notes to Financial Statements (continued)

6. Derivative Instruments
The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:
Value Line Core Bond Fund
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2017:
Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$20,395	$(11,907)
For the year ended December 31, 2017, the average monthly balance of outstanding derivative financial instruments was as follows:
Average Notional Amount
Futures contracts – Long	$174,433
Futures contracts – Short	$411,191
As of December 31, 2017 there were no outstanding contracts.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 27, 2018
We have served as the auditor of one or more investment companies in Value Line Funds since 1983.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 through December 31, 2017).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning account value 7/1/17	Ending account value 12/31/17	Expenses Paid During Period 7/1/17 thru 12/31/17*
Actual
Value Line Core Bond Fund	$1,000.00	$1,011.80	$5.02
The Value Line Tax Exempt Fund, Inc.	1,000.00	1,010.30	4.31
Hypothetical (5% return before expenses)
Value Line Core Bond Fund	1,000.00	1,020.21	5.04
The Value Line Tax Exempt Fund, Inc.	1,000.00	1,020.92	4.33
*
Expenses are equal to the Funds’ annualized expense ratio of 0.99% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended December 31, 2017, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:
Fund	% of Qualifying Dividend Income	% of Dividends Eligible for the Corporate Dividends Received Deduction	Exempt Interest Dividends	Long-Term Capital Gains
Value Line Core Bond Fund	0.00%	0.00%	0.00%	$0.00
The Value Line Tax Exempt Fund, Inc.	0.00	0.00	99.91	0.00
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 47	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	11	Forethought Variable Insurance Trust (September 2013-present)
Non-Interested Directors
Joyce E. Heinzerling Age: 61	Director	Since 2008	Managing Member, Meridian Fund Advisers LLC (consultants).	11	None
James E. Hillman Age: 61	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	11	Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund (2014-present)
Michael Kuritzkes Age: 57	Director	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), 2013-2014; Executive Vice President and General Counsel, Digital First Media, LLC, 2012-2013. Executive Vice President and General Counsel, Philadelphia Media LLC, 2010-2012.	11	None
Paul Craig Roberts Age: 79	Director	Since 1984 with respect to Value Line Tax Exempt Fund and since 1986 with respect to Value Line Core Bond Fund	Chairman, Institute for Political Economy.	11	None
Nancy-Beth Sheerr Age: 69	Director	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	11	None

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 47	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 67	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 39	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.
*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities, LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
Strategies That Have Stood the Test of Time

1950	Value Line Mid Cap Focused Fund seeks long-term growth of capital.
1952	Value Line Income and Growth Fund seeks income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return.
1956	Value Line Premier Growth Fund seeks long-term growth of capital.
1972	Value Line Larger Companies Focused Fund's sole investment objective is long-term growth of capital.
1983	**Value Line Centurion Fund**† seeks long-term growth of capital.
1984	The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1986	Value Line Core Bond Fund seeks to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1987	**Value Line Strategic Asset Management Trust**† seeks to achieve a high total investment return consistent with reasonable risk.
1993	Value Line Small Cap Opportunities Fund seeks long-term growth of capital.
1993	Value Line Asset Allocation Fund seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.
2014	**Value Line VIP Equity Advantage Fund*** seeks capital appreciation. Current income is a secondary investment objective.
2015	Institutional shares launched for the Value Line Larger Companies Focused Fund, Small Cap Opportunities Fund, Asset Allocation Fund and Income and Growth Fund.
2017	Institutional shares launched for Value Line Mid Cap Focused Fund.

*
Offered as an investment option to owners of the Guardian ProSeriesSM Variable Annuities issued by The Guardian Insurance & Annuity Company, Inc.

†
Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(((a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Coronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

(a)	Audit Fees 2017 - $5,959

Audit Fees 2016 - $14,236

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2017 - $2,319

Tax Preparation Fees 2016- $7,146

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

(e) (2) Not applicable.

(f) Not applicable.

(g)	Aggregate Non-Audit Fees 2017 - None

Aggregate Non-Audit Fees 2016 - None

(h) Not applicable.

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 9, 2018